As filed with the Securities and Exchange Commission on March 8, 2005


                                            Securities Act File No. 333-121422
                                     Investment Company Act File No. 811-21687
------------------------------------------------------------------------------
                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549
                        ------------------------------
                                   FORM N-2
                        ------------------------------

           [X] Registration Statement under the Securities Act of 1933
                [X] Pre-Effective Amendment No. 2
                [ ] Post-Effective Amendment No.
                                  and/or
           [X] Registration Statement under the Investment Company Act of 1940
                [X] Amendment No. 2

                        ------------------------------

                 FIDUCIARY/CLAYMORE DYNAMIC EQUITY INCOME FUND

              (Exact Name of Registrant as Specified in Charter)


                        ------------------------------
                           2455 Corporate West Drive
                             Lisle, Illinois 60532

                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (630) 505-3736

                               Nicholas Dalmaso
                            Claymore Advisors, LLC
                           2455 Corporate West Drive
                             Lisle, Illinois 60532

                    (Name and Address of Agent for Service)

                        ------------------------------
                                  Copies to:

                     Thomas A. Hale and Charles B. Taylor
                   Skadden, Arps, Slate, Meagher & Flom LLP
                              333 W. Wacker Drive
                            Chicago, Illinois 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box):

[ ]    When declared effective pursuant to section 8(c).

If appropriate, check the following box:
         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------- --------------------- -------------------- --------------------- --------------------
    Title of Being                                                                            Amount of
Registered Securities       Amount Being      Offering Price Per   Aggregate Offering       Registration
                             Registered              Share              Price (1)                Fee
----------------------- --------------------- -------------------- --------------------- --------------------
    Common Shares,       50,000 Shares            $20.00              $1,000,000           $126.70(2)
   $0.01 par value
----------------------- --------------------- -------------------- --------------------- --------------------

--------------
(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

==============================================================================
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
==============================================================================

                             Subject to Completion
                  Preliminary Prospectus dated March 8, 2005

PROSPECTUS
----------

[FIDUCIARY LOGO]                                              [CLAYMORE(R) LOGO]

                                   Shares

                 Fiduciary/Claymore Dynamic Equity Income Fund


                                 Common Shares
                               $20.00 Per Share
                                 _____________


         Investment Objective and Policies. The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund's investment objective will be achieved.

         Investment Strategy. Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund will invest at least 80% of its managed assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis, write (sell) covered call options on a substantial portion of the equity securities held in the Fund's portfolio. Common stocks will be selected by the Fund's sub-adviser utilizing a combination of its proprietary quantitative/qualitative selection criteria. The Fund will emply a dynamic covered call option strategy in which it will write (sell) call options against the equity securities held in the Fund's portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. There can be no assurance that the Fund's investment strategy will be successful or that the Fund will achieve its investment objective. See "Prospectus Summary-Investment Objective and Policies" for a complete description of the Fund's investment strategy.


         Investment Adviser and Sub-Adviser. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). Fiduciary Asset Management, LLC (the "Sub-Adviser") serves as the Fund's sub-adviser and is responsible for the management of the Fund's portfolio of securities.

                                 _____________    (continued on following page)

         INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE [ ] OF THIS PROSPECTUS.
                                 _____________


                                                        Per Share       Total(1)
                                                        ---------       --------
         Public offering price                             $20.00          $
         Sales load(2)                                      $0.90          $
         Estimated offering expenses(3)                     $0.04          $
         Proceeds, after expenses, to the Fund(4)          $19.06          $
                                                     (notes on following page)

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The common shares will be ready for delivery on or about      , 2005.

                                _______________

                           CLAYMORE SECURITIES, INC.
                                _______________

                        Prospectus dated      , 2005.



         NO PRIOR HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. COMMON SHARES OF CLOSED-END FUNDS FREQUENTLY TRADE AT PRICES LOWER THAN THEIR NET ASSET VALUE. THE RISK OF LOSS DUE TO THIS DISCOUNT MAY BE GREATER FOR INITIAL INVESTORS EXPECTING TO SELL THEIR COMMON SHARES IN A RELATIVELY SHORT PERIOD AFTER THE COMPLETION OF THE PUBLIC OFFERING. The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "____."




         The underwriters expect to deliver the Common Shares to purchasers on
or about      , 2005. The underwriters named in this Prospectus have the option
to purchase up to      additional Common Shares from the Fund in certain
circumstances.

         You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated , 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ ] of this prospectus, by calling (800) 345-7999 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).

         The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)

___________________
(1) The underwriters may also purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over allotments. If such option is exercised in full, the total Public Offering Price, Sales Load, Estimated Offering Expenses and Proceeds to the Fund will be
         $     , $    , $     and $     , respectively. See "Underwriting."


(2)      The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of their expenses incurred in connection with the offering. See "Underwriting." Separately, the Investment Adviser
         has agreed to pay from its own assets additional compensation to[   ].
         The Investment Adviser will pay to[    ] an annual fee equal to .15% of
         the Fund's managed assets and [    ] has agreed, as requested by the
         Investment Adviser, to, among other things, provide certain consulting and after-market shareholder support services.
         Additionally, the Investment Adviser (not the Fund) may pay certain other underwriters additional compensation. Such fee, together with the partial reimbursement of expenses to the underwriters discussed above and the fee paid to Claymore Securities, Inc. discussed in footnote 3 below, shall not exceed 4.5% of the total price to the public of the common shares sold in this offering. See
         "Underwriting."


(3) To the extent that aggregate offering expenses are less than $.04 per common share, up to .15% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser. See "Underwriting."

(4)      Total expenses of the common share offering paid by the Fund (which do not include the sales load, but including the $.005 per common
         share reimbursement of underwriter expenses) are estimated to be $   ,
         which represents $.04 per common share issued. The Fund's Investment Adviser has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including the partial reimbursement of the expenses of the underwriters) that exceed $.04 per common share.

                               TABLE OF CONTENTS


                                                                           Page

Prospectus Summary......................................................
Summary of Fund Expenses................................................
The Fund ...............................................................
Use of Proceeds ........................................................
Investment Objective and Policies ......................................
Risks ..................................................................
Management of the Fund .................................................
Net Asset Value ........................................................
Distributions ..........................................................
Automatic Dividend Reinvestment Plan ...................................
Description of Capital Structure........................................
Anti-Takeover and Other Provisions in the Fund's Governing Documents ...
Closed-End Fund Structure ..............................................
Repurchase of Common Shares; Conversion to Open-End Fund ...............
Taxation ...............................................................
Underwriting ...........................................................
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent .
Legal Matters ..........................................................
Additional Information .................................................
Privacy Principals of the Fund .........................................
Table of Contents of the Statement of Additional Information ...........

                                _______________

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the more detailed information contained in this prospectus and the Statement of
Additional Information, dated    , 2005 (the "SAI"), especially the information
set forth under the headings "Investment Objective and Policies" and "Risks."


The Fund...............................      Fiduciary/Claymore Dynamic Equity
                                             Income Fund (the "Fund") is a

                                             newly organized, diversified,
                                             closed-end management investment
                                             company. The Fund's investment
                                             objective is to provide a high
                                             level of current income and
                                             current gains and, to a lesser
                                             extent, capital appreciation. The
                                             Fund's investment adviser is
                                             Claymore Advisors, LLC (the
                                             "Investment Adviser"). Fiduciary
                                             Asset Management, LLC (the
                                             "Sub-Adviser") serves as the
                                             Fund's sub-adviser and is
                                             responsible for the management of
                                             the Fund's portfolio of
                                             securities. Claymore Advisors LLC
                                             serves as investment adviser or
                                             portfolio supervisor to investment
                                             portfolios with approximately $___
                                             billion in assets which it managed
                                             or supervised as of [ ], 2004.
                                             Fiduciary Asset Management, LLC
                                             serves as investment adviser or
                                             portfolio supervisor to investment
                                             portfolios with approximately $___
                                             billion in assets which it managed
                                             or supervised as of [ ], 2004.

The Offering...........................      The Fund is offering common
                                             shares of beneficial interest,
                                             par value $0.01 per share, at
                                             $20.00 per share through a group
                                             of underwriters (the
                                             "Underwriters") led by [ ]. The
                                             common shares of beneficial
                                             interest are called "Common
                                             Shares" in the rest of this
                                             prospectus. You must purchase at
                                             least 100 Common Shares ($2,000)
                                             in order to participate in the
                                             offering. The Fund has given the
                                             Underwriters an option to
                                             purchase up to         additional
                                             Common Shares to cover orders in
                                             excess of Common Shares. See
                                             "Underwriting." Claymore
                                             Advisors, LLC has agreed to (i)
                                             pay all of the organizational
                                             costs of the Fund and (ii) pay
                                             all of the offering costs of the
                                             Fund (other than sales load but
                                             including a partial reimbursement
                                             of underwriting expenses) that
                                             exceed $0.04 per Common Share. To
                                             the extent that aggregate
                                             offering expenses are less than
                                             $0.04 per Common Share, up to
                                             0.15% of the public offering
                                             price of the securities sold in
                                             this offering, up to such expense
                                             limit, will be paid to Claymore
                                             Securities, Inc. as reimbursement
                                             for the distribution services
                                             they provide to the Fund.
                                             Claymore Securities, Inc. is an
                                             affiliate of the Investment
                                             Adviser. See "Underwriting."


Investment Objective
and Policies...........................      The Fund's investment objective
                                             is to provide a high level of
                                             current income and current gains
                                             and, to a lesser extent, capital
                                             appreciation. The Fund seeks to
                                             achieve its investment objective
                                             by investing in a diversified
                                             portfolio of equity securities
                                             and writing (selling) call
                                             options on a substantial portion
                                             of its portfolio securities. The
                                             term "Managed Assets" means the
                                             average daily value of the gross
                                             assets of the Fund minus the sum
                                             of the Fund's accrued and unpaid
                                             dividends on any outstanding
                                             Common Shares and accrued
                                             liabilities (including the value
                                             of call options written (sold)).
                                             There can be no assurance that
                                             the Fund's investment objective
                                             will be achieved.

Portfolio Investment
Parameters.............................      Under normal market conditions,
                                             the Fund will pursue an
                                             integrated investment strategy in
                                             which the Fund will invest at
                                             least 80% of its Managed Assets
                                             in a diversified portfolio of
                                             common stock of U.S. corporations
                                             and U.S. dollar-denominated
                                             equity securities of foreign
                                             issuers, in each case that are
                                             traded on U.S. securities
                                             exchanges, and on an ongoing and
                                             consistent basis, write (sell)
                                             covered call options on a
                                             substantial portion of the equity
                                             securities held in the Fund's
                                             portfolio. The extent of option
                                             writing activity will depend upon
                                             market conditions and the
                                             Sub-Adviser's ongoing assessment
                                             of the attractiveness of writing
                                             call options on the Fund's stock
                                             holdings.The Fund seeks to
                                             produce a high level of current
                                             income and current gains
                                             primarily from the premium income
                                             it receives from writing
                                             (selling) call options, from
                                             dividends received on the equity
                                             securities held in the Fund's
                                             portfolio and, to a lesser
                                             extent, from capital appreciation
                                             in the value of equity securities
                                             underlying such covered call
                                             options. Writing covered call
                                             options involves a tradeoff
                                             between the option premiums
                                             received and reduced participation
                                             in potential future stock price
                                             appreciation. Based on the
                                             Sub-Adviser's dynamic option
                                             strategy and its evaluation of
                                             market conditions, the Fund may
                                             write covered call options on
                                             varying percentages of the Fund's
                                             common stock holdings and with
                                             varying option strike prices in
                                             relation to the market value of
                                             the underlying common stock.For as
                                             long as the word "Equity" is in
                                             the name of the Fund, the Fund
                                             will invest at least 80% of its
                                             net assets, plus the amount of any
                                             borrowings for investment
                                             purposes, in equity securities.


Equity Selection Process...............      The Sub-Adviser anticipates that
                                             the Fund's portfolio typically
                                             will be composed of approximately
                                             50-85 equity securities on which
                                             the Fund's call option strategy
                                             will be employed. The Sub-Adviser
                                             anticipates that this portfolio
                                             typically will be composed
                                             principally of equity securities
                                             of domestic large capitalization
                                             companies. However, the Fund may
                                             also invest in equity securities
                                             of middle capitalization and
                                             small capitalization issuers. The
                                             Sub-Adviser believes that a
                                             macroeconomic strategy coupled
                                             with investment style and
                                             capitalization decisions are
                                             important drivers of excess
                                             returns. Strategic analysis will
                                             be employed by the Sub-Adviser to
                                             determine style make-up of the
                                             Fund's portfolio (e.g., Value and
                                             Growth style, and Large Cap,
                                             Mid-Cap and Small Cap
                                             securities), favored sectors, and
                                             the portfolios' risk profile
                                             (tracking error). Fundamental
                                             analysis and quantitative screens
                                             will then be applied to evaluate
                                             sector strategy and rank
                                             individual securities.

                                             An underlying principle within
                                             the Sub-Adviser's investment
                                             process is that the macroeconomic
                                             expectations determined by the
                                             Sub-Adviser's Strategy Committee
                                             should be consistent with and
                                             supported by the bottom-up
                                             conclusions of the Sub-Adviser's
                                             research efforts. The Strategy
                                             Committee reviews economic data,
                                             Federal Reserve policy, fiscal
                                             policy, inflation and interest
                                             rates, commodity pricing, sector,
                                             industry and security issues,
                                             regulatory factors and street
                                             research to appraise the economic
                                             and market cycles.

                                             Given this macroeconomic
                                             backdrop, a team of portfolio
                                             managers and research analysts
                                             (the Sub-Adviser's Investment
                                             Committee) begins the equity
                                             selection process by utilizing
                                             quantitative and qualitative
                                             screening processes against
                                             roughly 70 industries based on
                                             factors such as growth prospects,
                                             competitive strength, pricing
                                             power, input costs, product
                                             substitutability, and business
                                             fundamentals to identify those
                                             industries favorably exposed to
                                             the anticipated economic and
                                             market cycles. Overlays such as
                                             valuation and financial strength,
                                             as well as technical indicators
                                             including relative strength and
                                             momentum, seek to increase the
                                             probability of selecting
                                             industries with a propensity to
                                             outperform the overall market
                                             given the environment. Individual
                                             securities within these
                                             industries are similarly screened
                                             and analyzed using fundamental
                                             analytical techniques to further
                                             refine the selection process by
                                             identifying and eliminating
                                             equities having company-specific
                                             risks.

                                             The Sub-Adviser also screens
                                             existing holdings to identify
                                             companies whose fundamentals may
                                             be deteriorating. The analysis
                                             continues with a review of
                                             quarterly and annual SEC reports
                                             by portfolio companies to assess
                                             the general business and "hidden"
                                             financials for the company, review
                                             of proxy statements for corporate
                                             governance issues, and an
                                             examination of press releases and
                                             other news sources to assess
                                             short-term relative strength or
                                             risks. The result is a list of
                                             securities that undergo additional
                                             in-depth fundamental analysis.

                                             The Sub-Adviser seeks to identify
                                             equities that are both
                                             fundamentally sound and may
                                             perform well given its strategic
                                             view. In addition to identifying
                                             these fundamental characteristics
                                             for equity inclusion, the
                                             Sub-Adviser's investment selection
                                             criterion for the Fund
                                             incorporates quantitative measures
                                             seeking to recognize equities with
                                             relatively stable performance
                                             attributes. These attributes
                                             include measuring multi-year
                                             earnings stability, volatility of
                                             equity returns, consistency of
                                             dividend growth, and stability of
                                             cash flows. This additional level
                                             of analysis helps to identify
                                             equities that have historically
                                             displayed consistent and stable
                                             company-specific performance
                                             attributes.

                                             Securities considered by the
                                             Sub-Adviser for purchase by the
                                             Fund generally include the
                                             following three criteria:

                                             o  sector leaders that fit its
                                                macroeconomic strategy;

                                             o  strong franchises that are out
                                                of favor; and

                                             o  strong franchises that diversify
                                                portfolio risk.


Option Strategy........................      The Fund will employ a dynamic
                                             covered call option strategy in
                                             which it will write (sell) covered
                                             call options, including Long-Term
                                             Equity AnticiPation Securities
                                             ("LEAPS(R)"), against the equity
                                             securities held in the Fund's
                                             portfolio with strike prices
                                             (defined below) and expiration
                                             dates (defined below) that are
                                             collectively intended to provide
                                             risk/reward characteristics that
                                             are consistent with the Fund's
                                             investment objective. The
                                             Sub-Adviser believes that writing
                                             (selling) call options will
                                             provide the Fund with current
                                             income and current gains and may
                                             enhance the Fund's total return in
                                             a neutral to modestly rising
                                             market and provide a partial hedge
                                             in a declining market. The Fund
                                             will write (sell) covered call
                                             options on a substantial portion
                                             of the equity securities held in
                                             the Fund's portfolio. The extent
                                             of option writing activity will
                                             depend upon market conditions and
                                             the Sub-Adviser's ongoing
                                             assessment of the attractiveness
                                             of writing call options on the
                                             Fund's portfolio securities.


                                             The Fund may also pursue its
                                             option strategy (with respect to
                                             up to 25% of its Managed Assets)
                                             through writing covered
                                             call-on-call option positions In a
                                             covered call-on-call strategy, the
                                             Fund achieves its long exposure to
                                             the underlying stock through the
                                             purchase a call option, and
                                             simultaneously sells an option on
                                             the same security at a different
                                             strike price.

                                             The Sub-Adviser utilizes
                                             macroeconomic and sector
                                             analytical output to define
                                             strategically its longer-term
                                             option-writing strategy for the
                                             Fund's portfolio, while tactically
                                             managing the options portfolio on
                                             a daily basis with propriety
                                             software.

                                             When the Fund writes (sells) a
                                             call option, it is selling to the
                                             buyer (the "option holder") the
                                             right, but not the obligation, to
                                             purchase a particular asset (e.g.,
                                             the underlying equity security)
                                             from the Fund at a fixed price
                                             (the "strike price") on or before
                                             a specified date (the "expiration
                                             date"). The writer of an option on
                                             a security has the obligation upon
                                             exercise of the option to deliver
                                             the underlying security upon
                                             payment of the exercise price or
                                             to pay the exercise price upon
                                             delivery of the underlying
                                             security. A call option normally
                                             represents the right to purchase
                                             100 shares of the underlying
                                             equity security. In exchange for
                                             the right to purchase the
                                             underlying equity security, the
                                             option holder pays a fee or
                                             "premium" to the Fund. Call
                                             options are generally
                                             characterized as American-style
                                             options (which may be exercised at
                                             any time between the date of
                                             purchase and the expiration date)
                                             or European-style options (which
                                             may be exercised only during a
                                             specified period of time just
                                             prior to the expiration date).

                                             There are four items needed to
                                             identify any option: (1) the
                                             underlying security, (2) the
                                             expiration month, (3) the strike
                                             price and (4) the type (call or
                                             put). For example, the buyer of
                                             one ABC June 110 call option at
                                             $1.00 has paid to the writer
                                             (seller) a premium of $1.00 to
                                             acquire the right to purchase 100
                                             shares of ABC at $110 up until the
                                             call option's June expiration
                                             date. All call options covering
                                             ABC are referred to as an "option
                                             class." Each individual option
                                             with a distinctive trading month
                                             and strike price is an "option
                                             series."

                                             The options the Fund intends to
                                             write (sell) are considered
                                             "covered" because the Fund will
                                             own equity securities or other
                                             assets against which the options
                                             are written (sold). As a result,
                                             the number of call options the
                                             Fund can write (sell) is normally
                                             limited by the number of equity
                                             securities and other assets that
                                             can serve to cover the options
                                             that the Fund holds in its
                                             portfolio. The Fund will not write
                                             (sell) "naked" call options; i.e.,
                                             options representing more shares
                                             of the stock than are held in the
                                             portfolio or that are otherwise
                                             not covered. By writing (selling)
                                             covered call options, the
                                             Sub-Adviser seeks to generate
                                             income and gains, in the form of
                                             the premiums received for writing
                                             (selling) the call options. The
                                             Sub-Adviser will consider several
                                             factors when writing (selling)
                                             call options, including the
                                             overall equity market outlook,
                                             sector and/or industry
                                             attractiveness, individual
                                             security considerations, and
                                             relative and/or historical levels
                                             of option premiums.


                                             Writing covered call options
                                             involves a tradeoff between the
                                             option premiums received and
                                             reduced participation in potential
                                             future stock price appreciation.
                                             Based on the Sub-Adviser's dynamic
                                             option strategy and its evaluation
                                             of market conditions, the Fund may
                                             write covered call options on
                                             varying percentages of the Fund's
                                             common stock holdings and with
                                             varying option strike prices in
                                             relation to the market value of
                                             the underlying common stock. The

                                             Fund intends primarily to write
                                             (sell) call options which are
                                             "in-the-money" or "at-the-money."
                                             In particular, the Fund will write
                                             (sell) in-the-money call options
                                             on non-dividend paying or
                                             low-dividend paying common stocks
                                             to seek to earn current income and
                                             current gains. In-the-money call
                                             options are call options with a
                                             strike price below the current
                                             market price of the underlying
                                             equity security and at-the-money
                                             call options are options with a
                                             strike price equal to the current
                                             price of the underlying equity
                                             security. The Fund also may write
                                             (sell) in-the-money and
                                             at-the-money call options as a
                                             defensive measure to protect
                                             against a possible decline in the
                                             underlying equity security.

                                             The Fund also may write (sell)
                                             out-of the-money call options.
                                             Out-of-the-money call options are
                                             options with a strike price above
                                             the current market price of the
                                             underlying equity security. In
                                             particular, the Fund may write
                                             (sell) slightly out-the-money call
                                             options on high-dividend paying
                                             stocks of companies that the
                                             Sub-Adviser believes have strong
                                             balance sheets and lower risk
                                             profiles than other available
                                             stocks. The Sub-Adviser believes
                                             that dividends on such stock
                                             provide the Fund with certain
                                             downside protection.
                                             Out-of-the-money options typically
                                             will generate lower premium income
                                             to the Fund in comparison to
                                             in-the-money or at-the-money call
                                             options of similar maturity and
                                             terms, but offer a greater
                                             participation in the potential
                                             appreciation in the equity
                                             security to the extent of the
                                             difference between the strike
                                             price and the purchase price of
                                             such equity security.

                                             In implementing a covered
                                             call-on-call option strategy, the
                                             Fund generally will purchase
                                             options that are deep in-the-money
                                             and will sell options that are
                                             at-the-money, in-the-money or
                                             out-of-the-money with the same or
                                             different expiration dates as the
                                             options sold. The options
                                             purchased and sold by the Fund in
                                             pursuing a covered call-on-call
                                             option strategy typically will be
                                             American-style options.


                                             As share prices of equity
                                             securities held in the Fund's
                                             portfolio approach the call
                                             option's strike price, there is a
                                             greater likelihood that the call
                                             option could be exercised by the
                                             option holder and the Fund forced
                                             to sell the equity security.
                                             While this may be beneficial to
                                             the Fund in certain
                                             circumstances, the Fund intends
                                             to minimize undesirable option
                                             exercises by entering into
                                             covering transactions in which
                                             the Fund will purchase call
                                             options of the same option series
                                             as the written (sold) call
                                             option, which has the economic
                                             effect of canceling the written
                                             (sold) call option. Exercises of
                                             call options and the resulting
                                             sale of the underlying equity
                                             securities could result in less
                                             than 80% of the Fund's assets
                                             being invested in equity
                                             securities. In such
                                             circumstances, the Fund will make
                                             future investments in a manner
                                             consistent with restoring the 80%
                                             threshold.


                                             The Fund will write (sell) call
                                             options that are generally issued,
                                             guaranteed and cleared by The
                                             Options Clearing Corporation
                                             ("OCC"), a registered clearing
                                             corporation. Listed call options
                                             are traded on the American Stock
                                             Exchange, Chicago Board Options
                                             Exchange, International Securities
                                             Exchange, New York Stock Exchange
                                             ("NYSE"), Pacific Stock Exchange,
                                             Philadelphia Stock Exchange and
                                             various other U.S. options
                                             exchanges. Conventional listed
                                             call options have expiration dates
                                             that can generally be up to nine
                                             months from the date the call
                                             options are first listed for
                                             trading. Longer-term call options,
                                             such as LEAPS(R), can have
                                             expiration dates up to three years
                                             from the date of listing. The call
                                             options the Fund intends to write
                                             (sell) will generally be
                                             American-style options, although
                                             the Fund may also write (sell)
                                             European-style options. In certain
                                             limited circumstances in which the
                                             illiquidity of a market for a
                                             particular option effectively
                                             precludes the Fund from writing
                                             (selling) a covered call option in
                                             a manner consistent with the
                                             Fund's investment objective and
                                             strategy, the Fund may write
                                             (sell) over-the-counter covered
                                             calls.

The Fund's Investments.................      Under normal market conditions,
                                             the Fund will invest in the
                                             following types of securities:


                                             o    Common Stock/Equity
                                                  Securities-- Common stocks
                                                  are shares of a corporation
                                                  or other entity that entitle
                                                  the holder to a pro rata
                                                  share of the profits of the
                                                  corporation, if any, without
                                                  preference over any other
                                                  class of securities,
                                                  including the company's debt
                                                  securities, preferred stock
                                                  and other senior equity
                                                  securities. Common stocks
                                                  and equity securities will
                                                  be selected by the
                                                  Sub-Adviser utilizing its
                                                  proprietary
                                                  quantitative/qualitative
                                                  selection criteria. The
                                                  Sub-Adviser's
                                                  quantitative/qualitative
                                                  selection criteria will
                                                  focus on sectors, industries
                                                  and individual common stocks
                                                  and equity securities that
                                                  exhibit strong fundamental
                                                  characteristics. The Fund
                                                  may invest up to 20% of its
                                                  Managed Assets in U.S.
                                                  dollar-denominated equity
                                                  securities of foreign
                                                  issuers. In addition, the
                                                  Fund may invest up to 10% of
                                                  its total assets in equity
                                                  securities of other
                                                  investment companies that
                                                  invest primarily in
                                                  securities of the type in
                                                  which the Fund may invest
                                                  directly. The Fund will
                                                  employ an option strategy,
                                                  as described below, of
                                                  writing covered call options
                                                  on common stocks.

                                             o    Covered Call Options. The
                                                  Fund will write (sell)
                                                  covered call options,
                                                  including LEAPS(R), against
                                                  the equity securities held
                                                  in the Fund's portfolio with
                                                  strike prices and expiration
                                                  dates that are collectively
                                                  intended to provide
                                                  risk/reward characteristics
                                                  that are consistent with the
                                                  Fund's investment objective.
                                                  Under normal market
                                                  conditions, the Fund will
                                                  write (sell) covered call
                                                  options on a substantial
                                                  portion of the equity
                                                  securities held in the
                                                  Fund's portfolio. The
                                                  Sub-Adviser believes that
                                                  writing (selling) call
                                                  options will provide the
                                                  Fund with current income and
                                                  current gains and may
                                                  enhance the Fund's total
                                                  return in a neutral to
                                                  modestly rising market and
                                                  provide a partial hedge in a
                                                  declining market.


                                             o    Covered Call-on-Call Option
                                                  Strategy. The Fund's call
                                                  option strategy may also
                                                  include (with respect to up
                                                  to 25% of its Managed
                                                  Assets) covered call-on-call
                                                  positions. In a covered
                                                  call-on-call option
                                                  position, the Fund purchases
                                                  an option and simultaneously
                                                  sells an option on the same
                                                  security at a different
                                                  strike price. In
                                                  implementing such strategy,
                                                  the Fund generally will
                                                  purchase options that are
                                                  deep in-the-money and will
                                                  sell options that are
                                                  at-the-money, in-the-money
                                                  or out-of-the-money with the
                                                  same or different expiration
                                                  dates as the options sold.
                                                  The options purchased and
                                                  sold by the Fund in pursuing
                                                  a covered call-on-call
                                                  option strategy will be
                                                  American-style options.

                                                 The call-on-call option
                                                 positions in which the Fund
                                                 will invest are sometimes
                                                 referred to as debit spreads
                                                 and credit spreads and may
                                                 include diagonal spreads.
                                                 When the Fund engages in
                                                 debit and credit spreads, the
                                                 Fund simultaneously sells and
                                                 purchases options having the
                                                 same expiration date on the
                                                 same underlying security. The
                                                 term "debit" in debit spreads
                                                 refers to the fact that the
                                                 Fund will pay a higher
                                                 premium for the option it
                                                 purchases than it receives
                                                 for the option it writes. In
                                                 so doing, the Fund hopes to
                                                 realize income and gains from
                                                 favorable market price
                                                 movements in relation to the
                                                 exercise price of the option
                                                 it holds. The Fund's maximum
                                                 potential profit would be
                                                 equal to the difference
                                                 between the two exercise
                                                 prices, less the net premium
                                                 paid. The Fund's maximum
                                                 potential loss would be
                                                 limited to the net premium
                                                 paid for the spread. The term
                                                 "credit" in credit spreads
                                                 refers to the fact that the
                                                 Fund will receive more in
                                                 premiums for the option it
                                                 writes than it will pay for
                                                 the option it purchases. In
                                                 so doing, the Fund hopes to
                                                 realize income and gains in
                                                 the form of premiums. The
                                                 Fund's maximum potential
                                                 profit would be equal to the
                                                 net premium received for the
                                                 spread. The Fund's maximum
                                                 potential loss would be
                                                 limited to the difference
                                                 between the two exercise
                                                 prices, less the net premium
                                                 received. When the Fund
                                                 engages in diagonal spreads,
                                                 the Fund sells and purchases
                                                 options with different
                                                 exercise prices and different
                                                 expiration dates. For more
                                                 information regarding credit
                                                 spreads, debit spreads and
                                                 diagonal spreads, see
                                                 "Investment Objectives and
                                                 Policies-Portfolio
                                                 Contents-Covered Call-on-Call
                                                 Option Strategy."

                                             o    Writing Covered Put Options.
                                                  The Fund may write (sell)
                                                  covered put options on up to
                                                  20% of its Managed Assets to
                                                  seek to earn income and
                                                  gains. Put options are
                                                  contracts that give the
                                                  holder of the option, in
                                                  return for the payment of a
                                                  premium, the right to sell
                                                  to the writer of the option
                                                  the security underlying the
                                                  option at a specified
                                                  exercise price at any time
                                                  during the term of the
                                                  option. A put option on a
                                                  security written by the Fund
                                                  is "covered" if the Fund
                                                  segregates assets determined
                                                  to be liquid by the
                                                  Sub-Adviser as described
                                                  above equal to the exercise
                                                  price. A put option is also
                                                  covered if the Fund holds a
                                                  put on the same security as
                                                  the put written where the
                                                  exercise price of the put
                                                  held is (i) equal to or
                                                  greater than the exercise
                                                  price of the put written, or
                                                  (ii) less than the exercise
                                                  price of the put written,
                                                  provided the difference is
                                                  maintained by the Fund in
                                                  segregated assets determined
                                                  to be liquid by the
                                                  Sub-Adviser (in accordance
                                                  with procedures established
                                                  by the Board of Trustees).
                                                  See "Investment Objectives
                                                  and Policies-Portfolio
                                                  Contents-Covered
                                                  Call-on-Call Option
                                                  Strategy" for information
                                                  regarding covering debit
                                                  spread, credit spread and
                                                  diagonal spread put options.

                                             o    Purchasing Put Options. To
                                                  seek to offset some of the
                                                  risk of a larger potential
                                                  decline in the event the
                                                  overall stock market has a
                                                  sizeable short-term or
                                                  intermediate-term decline,
                                                  the Fund may purchase put
                                                  options or put option debit
                                                  spreads (where another put
                                                  option at a lower strike
                                                  price is sold to offset the
                                                  cost of the first put
                                                  option) on certain exchange
                                                  trade funds ("ETFs") that
                                                  trade like common stocks but
                                                  represent certain market
                                                  indices that correlate with
                                                  the mix of common stocks
                                                  held in the Fund's
                                                  portfolio.

                                             o    Foreign Securities. The Fund
                                                  may invest up to 20% of its
                                                  Managed Assets in U.S.
                                                  dollar-denominated
                                                  securities of foreign
                                                  issuers. Such investments in
                                                  securities of foreign
                                                  issuers may include
                                                  investments in American
                                                  Depositary Receipts, or
                                                  "ADRs." ADRs are
                                                  certificates evidencing
                                                  ownership of shares of a
                                                  foreign issuer that are
                                                  issued by depositary banks
                                                  and generally trade on an
                                                  established market, in the
                                                  United States or elsewhere.
                                                  Although ADRs are
                                                  alternatives to directly
                                                  purchasing the underlying
                                                  foreign securities in their
                                                  national markets and
                                                  currencies, they continue to
                                                  be subject to many of the
                                                  risks associated with
                                                  investing directly in
                                                  foreign securities. The
                                                  prices of foreign securities
                                                  may be affected by factors
                                                  not present with securities
                                                  traded in the U.S. markets,
                                                  including political and
                                                  economic conditions, less
                                                  stringent regulation and
                                                  higher volatility. As a
                                                  result, many foreign
                                                  securities may be less
                                                  liquid and more volatile
                                                  than U.S. securities.

                                             The Fund may invest up to 20% of
                                             its Managed Assets in other
                                             income-producing strategies,
                                             including investment grade debt
                                             securities, preferred stock, and
                                             convertible securities:

                                             o    Investment Grade Debt
                                                  Securities. The Fund may
                                                  invest in investment grade
                                                  bonds of varying maturities
                                                  issued by corporations and
                                                  other business entities. The
                                                  Fund may invest in debt
                                                  securities without regard
                                                  for their maturity. The Fund
                                                  considers bonds to be
                                                  investment grade where such
                                                  bonds are rated AAA, AA, A
                                                  or BBB by Standard & Poor's
                                                  Rating Group, a division of
                                                  the McGraw-Hill Company,
                                                  Inc. or rated Aaa, Aa, A or
                                                  Baa by Moody's Investors
                                                  Service, Inc., or if
                                                  unrated, are determined by
                                                  the Fund's Sub-Adviser to be
                                                  of comparable credit
                                                  quality.

                                             o    Preferred Stocks. Preferred
                                                  stock has a preference over
                                                  common stock in liquidation
                                                  (and generally as to
                                                  dividends as well), but is
                                                  subordinated to the
                                                  liabilities of the issuer in
                                                  all respects. The Fund's
                                                  Sub-Adviser believes that
                                                  preferred stock of certain
                                                  companies offers the
                                                  opportunity for capital
                                                  appreciation as well as
                                                  periodic income.

                                             o    Convertible Securities. A
                                                  convertible security is a
                                                  preferred stock, warrant or
                                                  other security that may be
                                                  converted into or exchanged
                                                  for a prescribed amount of
                                                  common stock or other
                                                  security of the same or a
                                                  different issuer or into
                                                  cash within a particular
                                                  period of time at a
                                                  specified price or formula.
                                                  A convertible security
                                                  generally entitles the
                                                  holder to receive the
                                                  dividend paid on preferred
                                                  stock until the convertible
                                                  security matures or is
                                                  redeemed, converted or
                                                  exchanged. Before
                                                  conversion, convertible
                                                  securities generally have
                                                  characteristics similar to
                                                  both fixed income and equity
                                                  securities.

                                             o    Temporary Defensive
                                                  Investments. The Fund may,
                                                  for temporary defensive
                                                  purposes, hold a substantial
                                                  percentage of the Fund's
                                                  assets in cash reserves
                                                  (short-term money market
                                                  instruments), during times
                                                  in which investment risks in
                                                  the equity markets appear
                                                  substantial and/or option
                                                  premiums are, in the opinion
                                                  of the Sub-Adviser, very
                                                  small and unattractive.

                                             The Fund's investment objective
                                             is considered fundamental and may
                                             not be changed without the
                                             approval of the holders of the
                                             Common Shares (the "Common
                                             Shareholders"). Unless otherwise
                                             stated in this prospectus or the
                                             SAI, the remainder of the Fund's
                                             investment policies, including
                                             its investment strategy, are
                                             considered non-fundamental and
                                             may be changed by the Board of
                                             Trustees of the Fund (the "Board
                                             of Trustees") without Common
                                             Shareholder approval. The Fund
                                             will provide investors with at
                                             least 60 days prior notice of any
                                             change in the Fund's investment
                                             strategy. The Fund cannot assure
                                             you that it will achieve its
                                             investment objective. See "The
                                             Fund's Investments" and "Risks"
                                             in this prospectus and
                                             "Investment Policies and
                                             Techniques" in the SAI.


Other Investment Practices.............      Strategic Transactions. The Fund
                                             may, but is not required to, use
                                             various strategic transactions in
                                             futures, options and other
                                             derivatives contracts (other than
                                             as described in connection with
                                             its option writing strategy) for
                                             purposes such as seeking to earn
                                             income, facilitating portfolio
                                             management and mitigating risks.
                                             Such strategic transactions are
                                             generally accepted under modern
                                             portfolio management and are
                                             regularly used by many mutual
                                             funds and other institutional
                                             investors.


Dividend Distributions on the
Common Stock...........................      The Fund intends to pay
                                             substantially all of its net
                                             investment income to Common
                                             Shareholders through quarterly
                                             distributions. In addition, the
                                             Fund intends to distribute any
                                             net long-term capital gains to
                                             Common Shareholders as long-term
                                             capital gain dividends at least
                                             annually. See "Distributions."

                                             If you will be holding the Common
                                             Shares in your own name or if you
                                             hold your Common Shares with a
                                             brokerage firm that participates
                                             in the Fund's Dividend
                                             Reinvestment Plan (the "Plan"),
                                             unless you elect to receive cash,
                                             all dividends and distributions
                                             that are declared by the Fund
                                             will be automatically reinvested
                                             in additional Common Shares of
                                             the Fund pursuant to the Plan. If
                                             you hold your Common Shares with
                                             a brokerage firm that does not
                                             participate in the Plan, you will
                                             not be able to participate in the
                                             Plan and any dividend
                                             reinvestment may be effected on
                                             different terms than those
                                             described above. Consult your
                                             financial advisor for more
                                             information. See "Automatic
                                             Dividend Reinvestment Plan."

Management of the Fund.................      Claymore Advisors, LLC, a
                                             registered investment adviser,
                                             serves as the Fund's investment
                                             adviser, pursuant to an
                                             investment advisory agreement
                                             with the Fund. As compensation
                                             for its services, the Fund pays
                                             Claymore Advisors, LLC a fee,
                                             payable monthly, in an annual
                                             amount equal to 1.00% of the
                                             Fund's average daily Managed
                                             Assets.

                                             Claymore Advisors, LLC acts as
                                             investment adviser to six other
                                             recently organized closed-end
                                             investment companies. Claymore
                                             Securities, Inc., an affiliate of
                                             the Investment Adviser and one of
                                             the Underwriters, acts as
                                             servicing agent to various
                                             investment companies and
                                             specializes in the creation,
                                             development and distribution of
                                             investment solutions for advisers
                                             and their valued clients.

                                             Fiduciary Asset Management, LLC
                                             serves as the Fund's sub-adviser,
                                             pursuant to a sub-advisory
                                             agreement with the Fund and the
                                             Investment Adviser. As
                                             compensation for its services,
                                             the Investment Adviser pays
                                             Fiduciary Asset Management, LLC a
                                             fee, payable monthly, in a
                                             maximum annual amount equal to
                                             0.50% of the Fund's average daily
                                             Managed Assets.

                                             Fiduciary Asset Management, LLC
                                             is a Missouri limited liability
                                             company and a registered
                                             investment adviser, which manages
                                             a broad range of equity and fixed
                                             income strategies for
                                             institutional and private wealth
                                             clients. Founded in 1994,
                                             Fiduciary Asset Management, LLC
                                             serves as investment adviser or
                                             portfolio supervisor to
                                             investment portfolios with
                                             approximately [ ] billion of
                                             assets, which it managed or
                                             supervised as of [ ], 2004,
                                             including three other closed-end
                                             funds, one of which focuses its
                                             investments in a covered call
                                             strategy.


Listing and Symbol.....................      The Common Shares of the Fund are
                                             expected to be listed on the
                                             NYSE. The trading or "ticker"
                                             symbol of the Common Shares is
                                             expected to be "____."


Special Risk Considerations............      No History of Operations. The
                                             Fund is a newly organized,
                                             diversified, closed-end
                                             management investment company
                                             with no history of operations.

                                             Investment Risk. An investment in
                                             the Fund is subject to investment
                                             risk, including the possible loss
                                             of the entire principal amount
                                             that you invest.

                                             Equity Risk. A principal risk of
                                             investing in the Fund is equity
                                             risk, which is the risk that the
                                             securities held by the Fund will
                                             fall due to general market and
                                             economic conditions, perceptions
                                             regarding the industries in which
                                             the issuers of securities held by
                                             the Fund participate, or factors
                                             relating to specific companies in
                                             which the Fund invests. For
                                             example, an adverse event, such
                                             as an unfavorable earnings
                                             report, may depress the value of
                                             equity securities of an issuer
                                             held by the Fund; the price of
                                             common stock of an issuer may be
                                             particularly sensitive to general
                                             movements in the stock market; or
                                             a drop in the stock market may
                                             depress the price of most or all
                                             of the common stocks and other
                                             equity securities held by the
                                             Fund. In addition, common stock
                                             of an issuer in the Fund's
                                             portfolio may decline in price if
                                             the issuer fails to make
                                             anticipated dividend payments
                                             because, among other reasons, the
                                             issuer of the security
                                             experiences a decline in its
                                             financial condition. Common
                                             equity securities in which the
                                             Fund will invest are structurally
                                             subordinated to preferred stocks,
                                             bonds and other debt instruments
                                             in a company's capital structure,
                                             in terms of priority to corporate
                                             income, and therefore will be
                                             subject to greater dividend risk
                                             than preferred stocks or debt
                                             instruments of such issuers. In
                                             addition, while broad market
                                             measures of common stocks have
                                             historically generated higher
                                             average returns than fixed income
                                             securities, common stocks have
                                             also experienced significantly
                                             more volatility in those returns.

                                             Risks Associated with Options on
                                             Securities. There are several
                                             risks associated with
                                             transactions in options on
                                             securities. For example, there
                                             are significant differences
                                             between the securities and
                                             options markets that could result
                                             in an imperfect correlation
                                             between these markets, causing a
                                             given transaction not to achieve
                                             its objectives. A decision as to
                                             whether, when and how to use
                                             options involves the exercise of
                                             skill and judgment, and even a
                                             well-conceived transaction may be
                                             unsuccessful to some degree
                                             because of market behavior or
                                             unexpected events. As the writer
                                             of a covered call option, the
                                             Fund forgoes, during the option's
                                             life, the opportunity to profit
                                             from increases in the market
                                             value of the security covering
                                             the call option above the sum of
                                             the premium and the strike price
                                             of the call, but has retained the
                                             risk of loss should the price of
                                             the underlying security decline.
                                             The writer of an option has no
                                             control over the time when it may
                                             be required to fulfill its
                                             obligation as a writer of the
                                             option. Once an option writer has
                                             received an exercise notice, it
                                             cannot effect a closing purchase
                                             transaction in order to terminate
                                             its obligation under the option
                                             and must deliver the underlying
                                             security at the exercise price.
                                             Thus, the use of options may
                                             require the Fund to sell
                                             portfolio securities at
                                             inopportune times or for prices
                                             other than current market values,
                                             may limit the amount of
                                             appreciation the Fund can realize
                                             on an investment, or may cause
                                             the Fund to hold a security that
                                             it might otherwise sell.

                                             There can be no assurance that a
                                             liquid market will exist when the
                                             Fund seeks to close out an option
                                             position. Reasons for the absence
                                             of a liquid secondary market on
                                             an exchange include the
                                             following: (i) there may be
                                             insufficient trading interest in
                                             certain options; (ii)
                                             restrictions may be imposed by an
                                             exchange on opening transactions
                                             or closing transactions or both;
                                             (iii) trading halts, suspensions
                                             or other restrictions may be
                                             imposed with respect to
                                             particular classes or series of
                                             options; (iv) unusual or
                                             unforeseen circumstances may
                                             interrupt normal operations on an
                                             exchange; (v) the facilities of
                                             an exchange or the OCC may not at
                                             all times be adequate to handle
                                             current trading volume; or (vi)
                                             one or more exchanges could, for
                                             economic or other reasons, decide
                                             or be compelled at some future
                                             date to discontinue the trading
                                             of options (or a particular class
                                             or series of options). If trading
                                             were discontinued, the secondary
                                             market on that exchange (or in
                                             that class or series of options)
                                             would cease to exist. However,
                                             outstanding options on that
                                             exchange that had been issued by
                                             the OCC as a result of trades on
                                             that exchange would continue to
                                             be exercisable in accordance with
                                             their terms. The Fund's ability
                                             to terminate over-the-counter
                                             options is more limited than with
                                             exchange-traded options and may
                                             involve the risk that
                                             broker-dealers participating in
                                             such transactions will not
                                             fulfill their obligations. If the
                                             Fund were unable to close out a
                                             covered call option that it had
                                             written on a security, it would
                                             not be able to sell the
                                             underlying security unless the
                                             option expired without exercise.

                                             The hours of trading for options
                                             may not conform to the hours
                                             during which the underlying
                                             securities are traded. To the
                                             extent that the options markets
                                             close before the markets for the
                                             underlying securities,
                                             significant price and rate
                                             movements can take place in the
                                             underlying markets that cannot be
                                             reflected in the options markets.
                                             Call options are marked to market
                                             daily and their value will be
                                             affected by changes in the value
                                             of and dividend rates of the
                                             underlying common stocks, an
                                             increase in interest rates,
                                             changes in the actual or
                                             perceived volatility of the stock
                                             market and the underlying common
                                             stocks and the remaining time to
                                             the options' expiration.
                                             Additionally, the exercise price
                                             of an option may be adjusted
                                             downward before the option's
                                             expiration as a result of the
                                             occurrence of certain corporate
                                             events affecting the underlying
                                             equity security, such as
                                             extraordinary dividends, stock
                                             splits, merger or other
                                             extraordinary distributions or
                                             events. A reduction in the
                                             exercise price of an option would
                                             reduce the Fund's capital
                                             appreciation potential on the
                                             underlying security.

                                             The number of call options the
                                             Fund can write is limited by the
                                             amount of Fund assets that can
                                             cover such options, and further
                                             limited by the fact that call
                                             options represent 100 share lots
                                             of the underlying common stock.
                                             The Fund will not write "naked"
                                             or uncovered call options.
                                             Furthermore, the Fund's options
                                             transactions will be subject to
                                             limitations established by each
                                             of the exchanges, boards of trade
                                             or other trading facilities on
                                             which such options are traded.
                                             These limitations govern the
                                             maximum number of options in each
                                             class which may be written or
                                             purchased by a single investor or
                                             group of investors acting in
                                             concert, regardless of whether
                                             the options are written or
                                             purchased on the same or
                                             different exchanges, boards of
                                             trade or other trading facilities
                                             or are held or written in one or
                                             more accounts or through one or
                                             more brokers. Thus, the number of
                                             options which the Fund may write
                                             or purchase may be affected by
                                             options written or purchased by
                                             other investment advisory clients
                                             of the Investment Adviser and the
                                             Sub-Adviser. An exchange, board
                                             of trade or other trading
                                             facility may order the
                                             liquidation of positions found to
                                             be in excess of these limits, and
                                             it may impose certain other
                                             sanctions.

                                             When the Fund writes covered put
                                             options, it bears the risk of
                                             loss if the value of the
                                             underlying stock declines below
                                             the exercise price. If the option
                                             is exercised, the Fund could
                                             incur a loss if it is required to
                                             purchase the stock underlying the
                                             put option at a price greater
                                             than the market price of the
                                             stock at the time of exercise.
                                             While the Fund's potential gain
                                             in writing a covered put option
                                             is limited to the interest earned
                                             on the liquid assets securing the
                                             put option plus the premium
                                             received from the purchaser of
                                             the put option, the Fund risks a
                                             loss equal to the entire value of
                                             the stock.

                                             To the extent that the Fund
                                             purchases options, the Fund will
                                             be subject to the following
                                             additional risks. If a put or
                                             call option purchased by the Fund
                                             is not sold when it has remaining
                                             value, and if the market price of
                                             the underlying security remains
                                             equal to or greater than the
                                             exercise price (in the case of a
                                             put), or remains less than or
                                             equal to the exercise price (in
                                             the case of a call), the Fund
                                             will lose its entire investment
                                             in the option. Also, where a put
                                             or call option on a particular
                                             security is purchased to hedge
                                             against price movements in a
                                             related security, the price of
                                             the put or call option may move
                                             more or less than the price of
                                             the related security. If
                                             restrictions on exercise were
                                             imposed, the Fund might be unable
                                             to exercise an option it had
                                             purchased. If the Fund were
                                             unable to close out an option
                                             that it had purchased on a
                                             security, it would have to
                                             exercise the option in order to
                                             realize any profit or the option
                                             may expire worthless.

                                             Risks of Mid-Cap and Small-Cap
                                             Companies. The Fund may invest in
                                             equity securities of companies of
                                             any size capitalization,
                                             including companies with
                                             comparatively medium ("mid-cap")
                                             and small ("small-cap")
                                             capitalizations to those of
                                             other, larger capitalized
                                             companies. The securities of
                                             small or mid capitalization
                                             companies may be subject to more
                                             abrupt or erratic market
                                             movements and may have lower
                                             trading volumes or more erratic
                                             trading than securities of
                                             larger-sized companies or the
                                             market averages in general. In
                                             addition, such companies
                                             typically are subject to a
                                             greater degree of change in
                                             earnings and business prospects
                                             than are larger-sized, more
                                             established companies.


                                             Income Risk. The income Common
                                             Shareholders receive from the
                                             Fund is based primarily on the
                                             premiums the Fund receives from
                                             writing options as well as the
                                             dividends and interest it earns
                                             from its investments, which can
                                             vary widely over the short- and
                                             long-term. If prevailing market
                                             interest rates drop, distribution
                                             rates of the Fund's portfolio
                                             holdings of preferred securities
                                             and debt securities may decline
                                             which then may adversely affect
                                             the Fund's distributions on
                                             Common Shares as well.


                                             Foreign Securities Risk. The Fund
                                             may invest up to 20% of its
                                             Managed Assets in foreign
                                             securities denominated in U.S.
                                             dollars. Investments in non-U.S.
                                             issuers may involve unique risks
                                             compared to investing in
                                             securities of U.S. issuers. These
                                             risks are more pronounced to the
                                             extent that the Fund invests a
                                             significant portion of its
                                             non-U.S. investments in one
                                             region or in the securities of
                                             emerging market issuers. These
                                             risks may include: less
                                             information about non-U.S.
                                             issuers or markets may be
                                             available due to less rigorous
                                             disclosure or accounting
                                             standards or regulatory
                                             practices; many non-U.S. markets
                                             are smaller, less liquid and more
                                             volatile; in a changing market,
                                             the Sub-Adviser may not be able
                                             to sell the Fund's portfolio
                                             securities at times, in amounts
                                             and at prices it considers
                                             desirable; the economies of
                                             non-U.S. countries may grow at
                                             slower rates than expected or may
                                             experience downturns or
                                             recessions; economic, political
                                             and social developments may
                                             adversely affect the securities
                                             markets; and withholding and
                                             other non-U.S. taxes may decrease
                                             the Fund's return.

                                             Industry Concentration Risk. The
                                             Fund may invest up to 25% of its
                                             total assets in the securities of
                                             companies principally engaged in
                                             a single industry. To the extent
                                             that the Fund makes substantial
                                             investments in a single industry,
                                             the Fund will be more susceptible
                                             to adverse economic or regulatory
                                             occurrences affecting those
                                             sectors.

                                             Derivatives Risk. In addition to
                                             the risks associated with its
                                             option strategies, the Fund may,
                                             but is not required to,
                                             participate in certain derivative
                                             transactions. Such transactions
                                             entail certain execution, market,
                                             liquidity, hedging and tax risks.
                                             Participation in the options or
                                             futures markets involves
                                             investment risks and transaction
                                             costs to which the Fund would not
                                             be subject absent the use of
                                             these strategies (other than the
                                             risks described above related to
                                             the Fund's covered call
                                             strategy). If the Sub-Adviser's
                                             prediction of movements in the
                                             direction of the securities and
                                             interest rate markets is
                                             inaccurate, the consequences to
                                             the Fund may leave the Fund in a
                                             worse position than if it had not
                                             used such strategies. See
                                             "Risks-Derivatives Risk."

                                             Illiquid Securities Risk.
                                             Although the Fund does not
                                             anticipate doing so to any
                                             significant extent, the Fund may
                                             invest in securities for which
                                             there is no readily available
                                             trading market or are otherwise
                                             illiquid. It may be difficult to
                                             sell such securities at a price
                                             representing the fair value and
                                             where registration is required, a
                                             considerable period may elapse
                                             between a decision to sell the
                                             securities and the time when the
                                             Fund would be permitted to sell.

                                             Fund Distribution Risk. Pursuant
                                             to its distribution policy, the
                                             Fund intends to make regular
                                             quarterly distributions on its
                                             Common Shares. In order to make
                                             such distributions, the Fund may
                                             have to sell a portion of its
                                             investment portfolio at a time
                                             when independent investment
                                             judgment may not dictate such
                                             action. In addition, the Fund's
                                             ability to make distributions
                                             more frequently than annually
                                             from any net realized capital
                                             gains by the Fund is subject to
                                             the Fund obtaining exemptive
                                             relief from the Securities and
                                             Exchange Commission, which cannot
                                             be assured. To the extent the
                                             total quarterly distributions for
                                             a year exceed the Fund's net
                                             investment company income and net
                                             realized capital gain for that
                                             year, the excess will generally
                                             constitute a return of capital.
                                             Such return of capital
                                             distributions generally are
                                             tax-free up to the amount of a
                                             Common Shareholder's tax basis in
                                             the Common Shares (generally, the
                                             amount paid for the Common
                                             Shares). See "Taxation." In
                                             addition, such excess
                                             distributions will decrease the
                                             Fund's total assets and may
                                             increase the Fund's expense
                                             ratio.

                                             Market Discount Risk. Whether
                                             investors will realize gains or
                                             losses upon the sale of shares of
                                             the Fund will depend upon the
                                             market price of the shares at the
                                             time of sale, which may be less
                                             or more than the Fund's net asset
                                             value per share. Since the market
                                             price of the shares will be
                                             affected by such factors as the
                                             relative demand for and supply of
                                             the shares in the market, general
                                             market and economic conditions
                                             and other factors beyond the
                                             control of the Fund, the Fund
                                             cannot predict whether the shares
                                             will trade at, below or above net
                                             asset value or at, below or above
                                             the public offering price. Shares
                                             of closed-end funds often trade
                                             at a discount to their net asset
                                             values, and the Fund's shares may
                                             trade at such a discount. This
                                             risk may be greater for investors
                                             expecting to sell their shares of
                                             the Fund soon after completion of
                                             the public offering. The shares
                                             of the Fund were designed
                                             primarily for long-term
                                             investors, and investors in the
                                             shares should not view the Fund
                                             as a vehicle for trading
                                             purposes.

                                             Portfolio Turnover Risk. The
                                             Fund's annual portfolio turnover
                                             rate may vary greatly from year
                                             to year. Although the Fund cannot
                                             accurately predict its annual
                                             portfolio turnover rate, it is
                                             not expected to exceed [ ]% under
                                             normal circumstances. However, to
                                             the extent options written (sold)
                                             by the Fund are exercised or
                                             covered, the Fund's portfolio
                                             turnover rate will increase.
                                             Portfolio turnover rate is not
                                             considered a limiting factor in
                                             the execution of investment
                                             decisions for the Fund. A higher
                                             portfolio turnover rate results
                                             in correspondingly greater
                                             brokerage commissions and other
                                             transactional expenses that are
                                             borne by the Fund. High portfolio
                                             turnover may result in an
                                             increased realization of net
                                             short-term capital gains by the
                                             Fund which, when distributed to
                                             Common Shareholders, will be
                                             taxable as ordinary income. See
                                             "Taxation."

                                             Tax Risk. Covered call option
                                             premiums will be treated by the
                                             Fund as either short-term or
                                             long-term capital gain or loss,
                                             depending whether the call option
                                             expires, is exercised or
                                             cancelled pursuant to a covering
                                             transaction, and the timing of
                                             such transaction. Thus, the Fund
                                             cannot assure you as to any level
                                             of any regular quarterly
                                             distributions of net investment
                                             income (income other than net
                                             long-term capital gain) that will
                                             be treated as ordinary income,
                                             cannot assure you as to any level
                                             of capital gain distributions and
                                             cannot assure you as to any ratio
                                             of regular quarterly
                                             distributions to capital gain
                                             distributions. In addition, there
                                             can be no assurance as to the
                                             percentage of distributions on
                                             the Common Shares that will
                                             qualify for taxation to
                                             individual Common Shareholders as
                                             "qualified dividend income."
                                             Qualified dividend income
                                             received by individual Common
                                             Shareholders is taxed at
                                             long-term capital gains rates
                                             (currently at a maximum rate of
                                             15%) provided certain holding
                                             period and other requirements are
                                             satisfied by the recipient Common
                                             Shareholders. The special tax
                                             treatment afforded to qualified
                                             dividend income is set to end as
                                             of December 31, 2008 (assuming
                                             such special tax treatment is not
                                             repealed by Congress on or prior
                                             to such date). Higher tax rates
                                             will apply beginning in 2009
                                             unless further legislative action
                                             is taken by Congress. See
                                             "Taxation."


                                             Other Investment Companies. The
                                             Fund may invest up to 10% of the
                                             Fund's total assets in securities
                                             of other open- or closed-end
                                             investment companies, including
                                             ETFs, that invest primarily in
                                             securities of the types in which
                                             the Fund may invest directly. The
                                             Fund expects that these
                                             investments will be primarily in
                                             ETFs. As a stockholder in an
                                             investment company, the Fund will
                                             bear its ratable share of that
                                             investment company's expenses,
                                             and would remain subject to
                                             payment of the Fund's investment
                                             management fees with respect to
                                             the assets so invested. Common
                                             Shareholders would therefore be
                                             subject to duplicative expenses
                                             to the extent the Fund invests in
                                             other investment companies. In
                                             addition, these other investment
                                             companies may utilize financial
                                             leverage and will therefore be
                                             subject to additional risks.


                                             Management Risk. The Fund is
                                             subject to management risk
                                             because it is an actively managed
                                             portfolio. In acting as the
                                             Fund's Sub-Adviser of its
                                             portfolio securities, the
                                             Sub-Adviser will apply investment
                                             techniques and risk analyses in
                                             making investment decisions for
                                             the Fund, but there can be no
                                             guarantee that these will produce
                                             the desired results.

                                             Current Developments. As a result
                                             of the terrorist attacks on the
                                             World Trade Center and the
                                             Pentagon on September 11, 2001,
                                             some of the U.S. securities
                                             markets were closed for a
                                             four-day period. These terrorist
                                             attacks, the war in Iraq and its
                                             aftermath and other geopolitical
                                             events have led to, and may in
                                             the future lead to, increased
                                             short-term market volatility and
                                             may have long-term effects on
                                             U.S. and world economies and
                                             markets. Similar events in the
                                             future or other disruptions of
                                             financial markets could affect
                                             interest rates, securities
                                             exchanges, auctions, secondary
                                             trading, rating, credit risk,
                                             inflation and other factors
                                             relating to the Common Shares.

Anti-Takeover Provisions in the Fund's
Governing Documents....................      The Fund's Agreement and
                                             Declaration of Trust and Bylaws
                                             (the "Governing Documents")
                                             include provisions that could
                                             limit the ability of other
                                             entities or persons to acquire
                                             control of the Fund or convert
                                             the Fund to an open-end fund.
                                             These provisions could have the
                                             effect of depriving the Common
                                             Shareholders of opportunities to
                                             sell their Common Shares at a
                                             premium over the then-current
                                             market price of the Common
                                             Shares. See "Anti-Takeover and
                                             Other Provisions in the Fund's
                                             Governing Documents" and
                                             "Risks--Anti-Takeover
                                             Provisions."

Administrator, Custodian,
Transfer Agent and Dividend
Disbursing Agent.......................      The Bank of New York serves as
                                             the custodian of the Fund's
                                             assets pursuant to a custody
                                             agreement. Under the custody
                                             agreement, the custodian holds
                                             the Fund's assets in compliance
                                             with the Investment Company Act
                                             of 1940, as amended. For its
                                             services, the custodian will
                                             receive a monthly fee based upon,
                                             among other things, the average
                                             value of the total assets of the
                                             Fund, plus certain charges for
                                             securities transactions.

                                             The Bank of New York serves as
                                             the Fund's administrator,
                                             dividend disbursing agent, agent
                                             under the Fund's Automatic
                                             Dividend Reinvestment Plan (the
                                             "Plan Agent"), transfer agent and
                                             registrar with respect to the
                                             Common Shares of the Fund.
------------------------------------------------------------------------------

                           SUMMARY OF FUND EXPENSES

         The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table are based on estimated amounts for the Fund's first year of operations unless otherwise indicated.

SHAREHOLDER TRANSACTION EXPENSES
   Sales load (as a percentage of offering price)....................   [ ] %
   Expenses borne by the Fund  (1) ..................................   [ ] %
   Dividend Reinvestment Plan Fees (2) ..............................   None

                                                     Percentage of Net Assets
                                                          Attributable to
                                                     Common Shares (assumes no
Annual Expenses                                    financial leverage is issued)
    Management fees...............................             [ ] %
    Interest payments on borrowed funds...........             [ ] %
    Other expenses................................             [ ] %
    Total annual expenses.........................             [ ] %
___________
(1)      Claymore Advisors, LLC, the Fund's Investment Adviser, has agreed to
         (i) reimburse all organizational costs of the Fund and (ii) pay all of the Fund's offering costs (other than the sales load but including a partial reimbursement of underwriting expenses) that exceed $0.04 per share of Common Shares (.20% of the offering price).

(2) You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

         The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The "Other expenses" shown in the table are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately [ ] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, the Fund's expense ratio as a percentage of net assets would increase.

EXAMPLE

            As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $[ ] and estimated expenses of this offering of $[ ]) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total Annual Expenses" of [ ]% of net assets attributable to Common Shares and (2) a 5% annual return*:

                                              Cumulative Expenses Paid
                                                  for the Period of:
                                                  ------------------
                                          1 Year    3 Years   5 Years   10 Years
                                          ------    -------   -------   --------
An investor would pay the following
  expenses on a $1,000 investment,
  assuming a 5% annual return
  throughout the periods........             $[ ]      $[ ]      $[ ]       $[ ]

___________
* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE HIGHER OR LOWER THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

                                   THE FUND

         The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on December 16, 2004 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 784-6300. Except as otherwise noted, all percentage limitations set forth in this prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

                                USE OF PROCEEDS

         The net proceeds of the offering of Common Shares will be approximately $ ($ if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $0.04 per Common Share, and the Investment Adviser has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including a partial reimbursement of underwriting expenses) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective


         The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund's investment objective will be achieved.


         The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Investment Parameters


         Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund will at least 80% of its Managed Assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis, write (sell) covered call options on a substantial portion of the equity securities held in the Fund's portfolio. The term "Managed Assets" means the average daily value of the gross assets of the Fund minus the sum of the Fund's accrued and unpaid dividends on any outstanding Common Shares and accrued liabilities (including the value of call options written (sold)). The Fund seeks to produce a high level of current income and current gains primarily from the premium income it receives from writing (selling) call options, from dividends received on the equity securities held in the Fund's portfolio and, to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Based on the Sub-Adviser's dynamic option strategy and its evaluation of market conditions, the Fund may write covered call options on varying percentages of the Fund's common stock holdings and with varying option strike prices in relation to the market value of the underlying common stock.

         The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly. For as long as the word "Equity" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.


         These policies may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policies change, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

Equity Selection Process

         Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Common stocks and equity securities will be selected by the Sub-Adviser utilizing its proprietary quantitative/qualitative selection criteria. The Sub-Adviser's quantitative/qualitative selection criteria will focus on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics.

         The Sub-Adviser anticipates that the Fund's portfolio typically will be composed of approximately 50-85 equity securities, on which the Fund's call option strategy will be employed. The Sub-Adviser anticipates that this portfolio typically will be composed principally of equity securities of domestic large capitalization companies. However, the Fund may also invest in equity securities of middle capitalization and small capitalization issuers. The Sub-Adviser believes that a macroeconomic strategy coupled with investment style and capitalization decisions are important drivers of excess returns. Strategic analysis will be employed by the Sub-Adviser to determine style make-up of the Fund's portfolio (e.g., Value and Growth style, and Large Cap, Mid-Cap and Small Cap securities), favored sectors, and the portfolios' risk profile (tracking error). Fundamental analysis and quantitative screens will then be applied to evaluate sector strategy and rank individual securities.

         An underlying principle within the Sub-Adviser's investment process is that the macroeconomic expectations determined by the Sub-Adviser's Strategy Committee should be consistent with and supported by the bottom-up conclusions of the Sub-Adviser's research efforts. The Strategy Committee reviews economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors and street research to appraise the economic and market cycles.

         Given this macroeconomic backdrop, a team of portfolio managers and research analysts (the Sub-Adviser's Investment Committee) begins the equity selection process by utilizing quantitative and qualitative screening processes against roughly 70 industries based on factors such as growth prospects, competitive strength, pricing power, input costs, product substitutability, and business fundamentals to identify those industries favorably exposed to the anticipated economic and market cycles. Overlays such as valuation and financial strength, as well as technical indicators including relative strength and momentum, seek to increase the probability of selecting industries with a propensity to outperform the overall market given the environment. Individual securities within these industries are similarly screened and analyzed using fundamental analytical techniques to further refine the selection process by identifying and eliminating equities having company-specific risks.

         The Sub-Adviser also screens existing holdings to identify companies whose fundamentals may be deteriorating. The analysis continues with reviews quarterly and annual SEC reports by portfolio companies to assess the general business and "hidden" financials for the company, review of proxy statements for corporate governance issues, and an examination of press releases and other news sources to assess short-term relative strength or risks. The result is a list of securities that undergo additional in-depth fundamental analysis.

         The Sub-Adviser seeks to identify equities that are both fundamentally sound and may perform well given its strategic view. In addition to identifying these fundamental characteristics for equity inclusion, the Sub-Adviser's investment selection criterion for the Fund incorporates quantitative measures seeking to recognize equities with relatively stable performance attributes. These attributes include measuring multi-year earnings stability, volatility of equity returns, consistency of dividend growth, and stability of cash flows. This additional level of analysis helps to identify equities that have historically displayed consistent and stable company-specific performance attributes.

         Securities considered by the Sub-Adviser for purchase by the Fund generally include the following three criteria:

          o  sector leaders that fit its macroeconomic strategy;

          o  strong franchises that are out of favor; and

          o  strong franchises that diversify portfolio risk.

The Fund's Option Strategy


         The Fund will employ a dynamic covered call option strategy in which it will write (sell) covered call options, including Long-Term Equity AnticiPation Securities ("LEAPS(R)"), against the equity securities held in the Fund's portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and current gains and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market. The Fund will write (sell) covered call options with respect on a substantial portion of the equity securities held in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's portfolio securities.


         The Fund may also pursue its option strategy (with respect to up to 25% of its Managed Assets) through writing covered call-on-call option positions In a covered call-on-call strategy, the Fund achieves its long exposure to the underlying stock through the purchase a call option, and simultaneously sells an option on the same security at a different strike price.

         The Sub-Adviser utilizes macroeconomic and sector analytical output to define strategically its longer-term option-writing strategy for the Fund's portfolio, while tactically managing the options portfolio on a daily basis with propriety software.

         When the Fund writes (sells) a call option, it is selling to the buyer (the "option holder") the right, but not the obligation, to purchase a particular asset (e.g., the underlying equity security) from the Fund at a fixed price (the "strike price") on or before a specified date (the "expiration date"). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A call option normally represents the right to purchase 100 shares of the underlying equity security. In exchange for the right to purchase the underlying equity security, the option holder pays a fee or "premium" to the Fund. Call options are generally characterized as American-style options (which may be exercised at any time between the date of purchase and the expiration date) or European-style options (which may be exercised only during a specified period of time just prior to the expiration date).

         There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, the buyer of one ABC June 110 call option at $1.00 has paid to the writer (seller) a premium of $1.00 to acquire the right to purchase 100 shares of ABC at $110 up until the call option's June expiration date. All call options covering ABC are referred to as an "option class." Each individual option with a distinctive trading month and strike price is an "option series."

         The options the Fund intends to write (sell) are considered "covered" because the Fund will own equity securities or other assets against which the options are written (sold). In particular, in the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. Also, see "-Portfolio Contents-Covered Call-on-Call Option Strategy" below for information regarding coverage requirements for debit spread, credit spread and diagonal spread call options. As a result, the number of call options the Fund can write (sell) is normally limited by the number of equity securities and other assets that can serve to cover the options that the Fund holds in its portfolio. The Fund will not write (sell) "naked" call options; i.e., options representing more shares of the stock than are held in the portfolio or that are otherwise not covered. By writing (selling) covered call options, the Sub-Adviser seeks to generate income and gains, in the form of the premiums received for writing (selling) the call options. The Sub-Adviser will consider several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.


         Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Based on the Sub-Adviser's dynamic option strategy and its evaluation of market conditions, the Fund may write covered call options on varying percentages of the Fund's common stock holdings and with varying option strike prices in relation to the market value of the underlying common stock.

The Fund intends primarily to write (sell) call options which are "in-the-money" or "at-the-money." In particular, the Fund will write (sell) in-the-money call options on non-dividend paying or low-dividend paying common stocks to seek to earn current income and current gains. In-the-money call options are call options with a strike price below the current market price of the underlying equity security and at-the-money call options are options with a strike price equal to the current price of the underlying equity security. The Fund also may write (sell) in-the-money and at-the-money call options as a defensive measure to protect against a possible decline in the underlying equity security.

         The Fund also may write (sell) out-of the-money call options. Out-of-the-money call options are options with a strike price above the current market price of the underlying equity security. In particular, the Fund may write (sell) slightly out-the-money call options on high-dividend paying stocks of companies that the Sub-Adviser believes have strong balance sheets and lower risk profiles than other available stocks. The Sub-Adviser believes that dividends on such stock provide the Fund with certain downside protection. Out-of-the-money options typically will generate lower premium income to the Fund in comparison to in-the-money or at-the-money call options of similar maturity and terms, but offer a greater participation in the potential appreciation in the equity security to the extent of the difference between the strike price and the purchase price of such equity security.

         In implementing a covered call-on-call option strategy, the Fund generally will purchase options that are deep in-the-money and will sell options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy will be American-style options.


         As share prices of equity securities held in the Fund's portfolio approach the call option's strike price, there is a greater likelihood that the call option could be exercised by the option holder and the Fund forced to sell the equity security. While this may be beneficial to the Fund in certain circumstances, the Fund intends to minimize undesirable option exercises by entering into covering transactions in which the Fund will purchase call options of the same option series as the written (sold) call option, which has the economic effect of canceling the written (sold) call option. Exercises of call options and the resulting sale of the underlying equity securities could result in less than 80% of the Fund's assets being invested in equity securities. In such circumstances, the Fund will make future investments in a manner consistent with restoring the 80% threshold.


         The Fund will write (sell) call options that are generally issued, guaranteed and cleared by The Options Clearing Corporation ("OCC"), a registered clearing corporation. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange ("NYSE"), Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options, such as LEAPS(R), can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) will generally be American-style options, although the Fund may also write (sell) European-style options. In certain limited circumstances in which the illiquidity of a market for a particular option effectively precludes the Fund from writing (selling) a covered call option in a manner consistent with the Fund's investment objective and strategy, the Fund may write (sell) over-the-counter covered calls.

         Currently, options are available on over 2,300 stocks with new listings added periodically. The Fund's Sub-Adviser believes that there exists a large trading volume of options, sufficient to fulfill the Fund's option requirements to fully implement its strategies.

Portfolio Contents


         Common Stocks. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Fund will employ an option strategy, as described above, of writing covered call options on common stocks.

         Covered Call Options. The Fund will write (sell) covered call options, including LEAPS(R), against the equity securities held in the Fund's portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. Under normal market conditions, the Fund will write (sell) covered call options on a substantial portion of the equity securities in the Fund's portfolio. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and current gains and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market.


         The following is a conceptual example of a covered call transaction, making the following assumptions: [ ]

         [Conceptual example].

         Covered Call-on-Call Option Strategy. The Fund's call option strategy may also include (with respect to up to 25% of its Managed Assets) covered call-on-call option positions. In a covered call-on-call option strategy, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price. In implementing such strategy, the Fund generally will purchase options that are deep in-the-money and will sell options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy typically will be American-style options.

         The call-on-call option positions in which the Fund will invest are sometimes referred to as debit spreads and credit spreads and may include diagonal spreads. When the Fund engages in debit and credit spreads, the Fund simultaneously sells and purchases options having the same expiration date on the same underlying security. The term "debit" in debit spreads refers to the fact that the Fund will pay a higher premium for the option it purchases than it receives for the option it writes. In so doing, the Fund hopes to realize income and gains from favorable market price movements in relation to the exercise price of the option it holds. The Fund's maximum potential profit would be equal to the difference between the two exercise prices, less the net premium paid. The Fund's maximum potential loss would be limited to the net premium paid for the spread. The term "credit" in credit spreads refers to the fact that the Fund will receive more in premiums for the option it writes than it will pay for the option it purchases. In so doing, the Fund hopes to realize income and gains in the form of premiums. The Fund's maximum potential profit would be equal to the net premium received for the spread. The Fund's maximum potential loss would be limited to the difference between the two exercise prices, less the net premium received.

         In a debit call spread, the Fund will sell a call option on an underlying security with a certain exercise price and simultaneously purchase a call option on the same underlying security with an exercise price that is no greater than that of the call option sold. In a debit put spread, the Fund will sell a put option on an underlying security with a certain exercise price and simultaneously purchase a put option on the same underlying security with an exercise price that is no lower than that of the put option sold. In these two situations, the option purchased and held by the Fund to serves to cover the option written by the Fund. The Fund will use American-style options to implement these debit call spreads and debit put spreads and American-style options will be used to cover the position.

         In a credit call spread, the Fund will sell a call option on an underlying security and simultaneously purchase a call option on the same underlying security having the same expiration date as the call option sold. However, in contrast to a debit call spread, the exercise price of the purchased call option will be greater than the exercise price of the call option sold. In a credit put spread, the Fund will sell a put option on an underlying security with a certain exercise price and simultaneously purchase a put option on the same underlying security having the same expiration date, but with an exercise price lower than that of the put option sold. In these cases, in addition to holding the purchased call or put option, the Fund will set aside cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in a segregated account with its custodian equal to the difference between the exercise prices of the two options. The Fund will use American-style options to implement these credit call spreads and credit put spreads and will use American-style options in combination with the segregation of assets to cover the position as described in this paragraph.

         When the Fund engages in diagonal spreads, the Fund sells and purchases options with different exercise prices and different expiration dates. For example, in a debit call diagonal spread, the Fund would sell a call option on an underlying security with a certain exercise price and expiration date and simultaneously purchase a call option on the same underlying security with an exercise price no greater than that of the call option sold and having an expiration date later than that of the call option sold. In a debit put diagonal spread, the Fund would sell a put option on an underlying security with a certain exercise price and expiration date and simultaneously purchase a put option on the same underlying security with an exercise price that is no lower than that of the put option sold and having an expiration date later than that of the put option sold. The Fund will use American-style options to implement the debit diagonal spreads described in this paragraph, and the option purchased and held by the Fund serves to cover the option sold by the Fund.

         In a credit call diagonal spread, the Fund would sell a call option on an underlying security at a certain exercise price and with a certain expiration date and simultaneously purchase a call option on the same underlying security with an exercise price that is greater than that of the call option sold and with an expiration date later than that of the call option sold. In a credit put diagonal spread, the Fund would sell a put option on an underlying security at a certain exercise price and with a certain expiration date and simultaneously purchase a put option on the same underlying security with an exercise price that is lower than that of the put option sold and with an expiration date later than that of the put option sold. In these cases, in addition to holding the purchased put or call option, the Fund will set aside cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in a segregated account with its custodian equal to the difference between the exercise prices of the two options. The Fund will use American-style options to implement credit diagonal spreads.

         Writing Covered Put Options. The Fund may write (sell) covered put options on up to 20% of its Managed Assets to seek to earn income and gains. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. A put option on a security written by the Fund is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees). See "-Covered Call-on-Call Option Strategy" above for information regarding covering debit spread and credit spread put options.

         Purchasing Put Options. To offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options on certain exchanged traded funds ("ETFs") that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio.

         Additional Information Regarding Options. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be carried out when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund's option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See "Taxation."

         The principal factors affecting the market value of a put or a call option include the underlying security's dividend policy, supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may invest up to 20% of its Managed Assets in other income-producing strategies, including investment grade debt securities, preferred stock, and convertible securities.

         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid.

         The Sub-Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

         Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

         Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest in debt securities without regard for their maturity. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of the McGraw-Hill Company, Inc. or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Fund's Sub-Adviser to be of comparable credit quality. Additional information on the ratings of investment grade and other fixed income securities is included in the Fund's Statement of Additional Information ("SAI") under "Appendix A-Ratings of Investments."

         Foreign Securities. The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Industry Concentration

         The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risks-Industry Concentration Risk."

Temporary Defensive Investments


         Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund will at least 80% of its Managed Assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis, write (sell) covered call options on a substantial portion of the equity securities held in the Fund's portfolio. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser or the Sub-Adviser. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Sub-Adviser, with respect to assets so invested. See "Management of the Fund." The Fund may not achieve its investment objective during temporary defensive periods.


Certain Other Investment Practices


         Strategic Transactions and Derivatives. In addition to the option strategies described above under "-Portfolio Contents," the Fund may, but is not required, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, or to manage the effective maturity or duration of income-producing securities in the Fund's portfolio. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below. For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objective and Policies-Other Derivative Instruments" in the Fund's SAI.


         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices or U.S. government securities.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser or any of their affiliates.


         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in exchange traded funds ("ETFs"). In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage and will therefore be subject to additional risks. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.




         Restricted and Illiquid Securities. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Sub-Adviser pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies-Loans of Portfolio Securities" in the Fund's SAI.

Portfolio Turnover

         The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed [ ]%.

Investment Restrictions


         The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, (and preferred shares, if any, voting together as a single class). See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund.

                                     RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

         The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

         The Fund is intended for investors seeking a high level of current income and current gains and, to a lesser extent, capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objective as well as the Common Shareholder's other investments when considering an investment in the Fund.

Equity Risk

         A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

Risks Associated with Options on Securities

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

         The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser and the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

         To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Small and Mid Capitalization Companies Risk

         The Fund may invests in securities of small and mid capitalization companies. Such securities of may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospectus than are larger-sized, more established companies.

         Small and mid capitalization companies may be more vulnerable than larger companies to adverse business or economic developments. Such companies may also have limited product lines, market or financial resources. Small and mid capitalization companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

Income Risk


         The income Common Shareholders receive from the Fund is based primarily on the premiums it receives from writing options and the dividends and interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of common stocks, preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on Common Shares as well.


Foreign Securities Risk

         The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Moreover, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

         The Fund's investments in securities of foreign issuers may include investments in ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Industry Concentration Risk

         The Fund may invest up to 25% of its total assets in securities of a single industry. To the extent that Fund focuses its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

Risks Related To Preferred Securities

         There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes prior to the actual receipt of such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Interest Rate Risk

         Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Inflation Risk


         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline.


Derivatives Risk

         In addition to the Fund's writing of covered call, the risks of which are described above, the Sub-Adviser may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts for other hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than the risks described above related to the Fund's covered call strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:

         - dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;

         - imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

         - the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         - the possible absence of a liquid secondary market for any particular instrument at any time;

         - the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         - the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         -  the creditworthiness of counterparties.

         Futures Transactions. The Fund may invest without limit in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

         - no assurance that futures contracts or options on futures can be offset at favorable prices;

         - possible reduction of the return of the Fund due to the use for hedging;

         - possible reduction in value of both the securities hedged and the hedging instrument;

         - possible lack of liquidity due to daily limits on price fluctuations;

         - imperfect correlation between the contracts and the securities being hedged; and

         - losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Illiquid Securities Risk

         Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Fund Distribution Risk

         Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

Market Discount Risk

         Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Portfolio Turnover Risk

         The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed [ ]% under normal circumstances. However, to the extent options written (sold) by the Fund are exercised or covered, the Fund's portfolio turnover rate will increase. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Taxation."

Tax Risk

          Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending whether the call option expires, is exercised or cancelled pursuant to a covering transaction, and the timing of such transaction. Thus, the Fund cannot assure you as to any level of any regular quarterly distributions of net investment income (income other than net long-term capital gain) that will be treated as ordinary income, cannot assure you as to any level of capital gain distributions and cannot assure you as to any ratio of regular quarterly distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions on the Common Shares that will qualify for taxation to individual Common Shareholders as "qualified dividend income." Qualified dividend income received by individual Common Shareholders is taxed at long-term capital gains rates (currently at a maximum rate of 15%) provided certain holding period and other requirements are satisfied by the recipient Common Shareholders. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2008 (assuming such special tax treatment is not repealed by Congress on or prior to such date). Higher tax rates will apply beginning in 2009 unless further legislative action is taken by Congress. See "Taxation."

Other Investment Companies


         The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage and will therefore be subject to additional risks.


Management Risk

         The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's Sub-Adviser of its portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Current Developments Risks

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions

         The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

                            MANAGEMENT OF THE FUND

Trustees and Officers

         The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

The Investment Adviser

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. The Investment Adviser acts as investment adviser to other recently organized closed-end investment companies. Claymore Securities, Inc., an affiliate of the Investment Adviser and one of the Underwriters, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients.

         As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average Managed Assets (from which the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets).

The Sub-Adviser

         Fiduciary Asset Management, LLC acts as the Fund's sub-adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a Missouri limited liability company, located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, and is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $[ ] billion in assets as of [ ], 2005, including three other closed-end investment companies, one of which focuses its investments in a covered call strategy.

         The Sub-Adviser was founded as an independent investment firm in 1994. The Sub-Adviser invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients, including Fortune 500 companies, public pensions and large endowments and foundations.

         As compensation for its services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets.

         Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

         Charles D. Walbrandt, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, founded the Sub-Adviser in 1994. From 1974 though 1994, Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, a M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management, LLC is controlled by Mr. Walbrandt.

         Fiduciary Asset Management, LLC's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammad Riad, James J. Cunnane Jr. and Joseph E. Gallagher.

         Mohammed Riad will serve as the primary portfolio manager for the Fund. Mr. Riad is a member of the portfolio management team and performs securities research. Mr. Riad currently heads Fiduciary Asset Management, LLC's options-based large-cap Hedged Core Equity and Stable Return Hedged Equity portfolios, which employ covered call writing strategies on behalf of institutional accounts. Mr. Riad is also responsible for the development and oversight of Fiduciary Asset Management, LLC's small/mid-cap strategies. Mr. Riad has been instrumental in developing large scale options programs, working on both strategy and implementation and Mr. Riad oversees the trading strategies for Fiduciary Asset Management, LLC's St. Louis equity group. Mr. Riad joined the firm in June 1999 after earning his M.B.A. from Washington University. Prior to this, Mr. Riad worked for six years at Legg Mason Wood Walker in the Washington D.C. office, and as an Administrative Manager in Legg Mason Wood Walker's New York office. Mr. Riad also holds a Bachelor of Science degree in Business from Wake Forest University.

Advisory and Sub-Advisory Agreements

         Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of 1.00% of the Fund's average Managed Assets for the services and facilities it provides. The liquidation preference of preferred shares issued by the Fund, if any, is not a liability.

         Pursuant to the Sub-Advisory Agreement between the Investment Adviser, the Sub-Adviser and the Fund, the Investment Adviser has agreed to pay the Sub-Adviser a sub-advisory fee payable on a monthly basis at the annual rate of 0.50% of the Fund's average Managed Assets for the services and facilities it provides.


         In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered public accounting firm, expenses of repurchasing shares, , expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.




                                NET ASSET VALUE

         The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from borrowings) and the liquidation preference of any outstanding preferred shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

         The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values exchange-traded options and other derivative contracts at the closing price on the exchange on which it is traded, or if not traded, or no closing price is available, at the mean between the last bid and asked price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

         When the Fund writes a call or put option, it records the premium received as an asset and equivalent liability, and thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.

         The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

         If the Investment Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Fund believe accurately reflects fair value.

         Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                                 DISTRIBUTIONS

         The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund's covered call option strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income (income from domestic and certain foreign corporations) and (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months). For individuals, the maximum federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income, including from premiums from the Fund covered call option strategy, is currently 35%. These tax rates are scheduled to apply through 2008. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

         Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions. The Fund expects that over time it will distribute all of its investment company taxable income. The investment company income of the Fund will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain (for example, premiums earned in connection with the Fund's covered call option strategy) and income from certain hedging and interest rate transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

         To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

         Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the dividend reinvestment Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

         Participants in the Plan have the option of making additional cash payments to the Plan agent, monthly, for investment in Common Shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all Funds received from participants to purchase Common Shares of the Fund in the open market on or about the 15th of each month. The Plan agent will charge each shareholder who participates $.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions that an individual investor would pay for a similar sized transaction. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

         The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

         In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217, phone number (718) 315-4818.

                       DESCRIPTION OF CAPITAL STRUCTURE


Common Shares

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of [ ], 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If the Fund issues and has preferred shares outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See "-Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Fund has no present intention of offering any preferred shares or any additional shares other than Common Shares issued under the Fund's Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.


         The Fund expects its Common shares to be listed on the NYSE, subject to notice of issuance, under the symbol "___."


         The Fund's net asset value per share generally increases and decreases based on the market value of the Fund's securities. Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds."

Preferred Shares


         The Fund's Governing Document provide that the Fund's Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares.

Borrowings

         The Fund's Governing Document provide that the Fund's Board of Trustees may authorize the borrowing of money by the Fund, without the approval of the holders of the Common Shares. The Fund is permitted, without prior approval of the Common Shareholders. The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any such borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1/3% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.


                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                          FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

         In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

         The 5% holder transactions subject to these special approval requirements are:

         - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

         - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

         - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

         To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See "Additional Information."

                           CLOSED-END FUND STRUCTURE

         Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities to any significant extent.

         However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Repurchase of Common Shares and Tender Offers

         In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Sub-Adviser, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund may consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from net asset value that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

         There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

         Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, the Sub-Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

         In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning large positions in the Fund).

         THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Common Shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

         The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

Taxation of Common Shareholders

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income for the Common Shareholders.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                                 UNDERWRITING

         Subject to the terms and conditions stated in a purchase agreement
dated      , 2005 each underwriter named below, for which [      ] is acting as
representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                                  Number of
         Underwriter                                            Common Shares
         -----------                                            -------------
Claymore Securities .....................................
                                                              ------------------
         Total ..........................................
                                                              ==================


         The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Investment Adviser and the Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

         The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before , 2005.

         The following table shows the public offering price, sales load, estimated organizational and offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.


                                                        Per Share    Without Option    With Option
                                                        ---------    --------------    -----------
 Public Offering Price.............................     $20.00       $                 $
 Sales Load .......................................     $.90         $                 $
 Estimated organizational and offering expenses ...     $.04         $                 $
 Proceeds, after expenses, to the Fund ............     $19.06       $                 $

         The expenses of the offering payable by the Fund are estimated at $ . The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred by them in connection with the offering. The amount payable by the Fund as this partial reimbursement to the underwriters will not exceed % of the total price to the public of the Common Shares sold in this offering. The Investment Adviser has agreed to pay offering expenses of the Fund (other than sales load, but including the reimbursement of expenses described above) that exceed $.04 per Common Share. The Investment Adviser has also agreed to pay the organizational expenses of the Fund.

Overallotment Option

         The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

         Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representative may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

         If the underwriters create a short position in the Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

         Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's Plan.

         The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

         The Common Shares will be sold to ensure that the NYSE distribution standards (i.e. round lots, public shares and aggregate market value) will be met.

Additional Underwriting Compensation and Other Relationships

         The Investment Adviser has also agreed to pay from its own assets
additional compensation to [    ]. The Investment Adviser will pay to [    ] an
annual fee equal to .15% of the Fund's Managed Assets. The total amount of
these additional compensation amounts paid to [     ] will not exceed % of the
price to the public of the Common Shares sold in the offering. [    ] has agreed
to provide, as requested by the Investment Adviser, certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and, as requested by the Investment Adviser, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

         Claymore Securities, Inc., an affiliate of the Investment Adviser, will provide distribution assistance during the sale of the Common Shares of the Fund, including preparation and review of the Fund's marketing material and assistance in presentations to other underwriters and selected dealers. Claymore Securities Inc. may pay compensation to its employees who assist in marketing securities. In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $.04 per Common Share, the Fund will pay up to .10% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to Claymore Securities, Inc. as payment for its distribution assistance. Accordingly, the amount payable by the Fund to Claymore Securities, Inc. for its distribution assistance will not exceed .10% of the total price to the public of the Common Shares sold in this offering. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and is a party to the purchase agreement.

         The total amount of these additional compensation payments and reimbursements, the amount paid to Claymore Securities, Inc. for its distribution assistance, plus the amount paid by the Fund as the $.005 per Common Share partial reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to underwriters in connection with the public offering of Common Shares, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.



         The principal address of [            ] is [                   ].  The
principal address of Claymore Securities, Inc. is 2455 Corporate Drive West, Lisle, Illinois 60532.

                   CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT

         The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

         The Bank of New York serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent, registrar and administrator for the Common Shares of the Fund. The Fund will pay to The Bank of New York, as administrator, compensation as mutually agreed upon by the Fund and The Bank of New York, including the administrator's out-of-pocket expenses.

         The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the
Fund in connection with the offering of the Common Shares, and by [   ], counsel
to the Underwriters. [    ] may rely on the opinion of Skadden as to matters of
Delaware law.

                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                        PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated as of , 2005, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 2455 Corporate Drive West, Lisle, Illinois 60532 or by calling the Fund toll-free at (800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:

                                                                            Page
                                                                            ----
The Fund................................................................
Investment Objective and Policies.......................................
Investment Restrictions.................................................
Management of the Fund..................................................
Portfolio Transactions..................................................
Portfolio Turnover......................................................
Taxation................................................................
General Information   ..................................................
Appendix A: Ratings of Investments .....................................     A-1
Appendix B: Proxy Voting Procedures.....................................     B-1
Report of Independent Registered Public Accounting Firm.................    FS-1
Financial Statements for the Fund.......................................    FS-2

================================================================================

Until _________, 2004 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[FIDUCIARY LOGO]                                             [CLAYMORE(R) LOGO]

                                                 Shares


                 FIDUCIARY/CLAYMORE DYNAMIC EQUITY INCOME FUND



                                 Common Shares

                               $20.00 Per Share



                                 _____________

                                  PROSPECTUS
                                _______________



                           Claymore Securities, Inc.











                                                , 2004

==============================================================================

==============================================================================
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
==============================================================================

                  Subject to completion, dated March 8, 2005



                 Fiduciary/Claymore Dynamic Equity Income Fund
                          __________________________
                      Statement of Additional Information

         Fiduciary/Claymore Dynamic Equity Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund's investment objective will be achieved.


         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated , 2005 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at (800) 345-7999.

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
The Fund................................................................
Investment Objective and Policies.......................................
Investment Restrictions.................................................
Management of the Fund..................................................
Portfolio Transactions..................................................
Portfolio Turnover......................................................
Taxation................................................................
General Information.....................................................
Appendix A: Ratings of Investments......................................   A-1
Appendix B: Proxy Voting Procedures.....................................   B-1
Report of Independent Registered Public Accounting Firm.................   FS-1
Financial Statements for the Fund.......................................   FS-2


       This Statement of Additional Information is dated     , 2005.

                                   THE FUND


         The Fund is a newly organized closed-end diversified management investment company organized under the laws of the State of Delaware. The Fund expects to its common shares of beneficial interest, par value $0.01 (the "Common Shares"), to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "____."


                       INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

         Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Sub-Adviser.

Other Derivative Instruments

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Additional Risks Relating to Derivative Instruments

         Neither the Investment Adviser nor the Sub-Adviser is registered as a Commodity Pool Operator. The Investment Adviser and the Sub-Adviser have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Loans of Portfolio Securities

         Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                            INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor principal borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except
(a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

         7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief from provisions of the 1940 Act applicable to the Fund.

                            MANAGEMENT OF THE FUND

Trustees and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for management the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.

         The Trustees are divided into three classes. Trustees serve until their successors have been duly elected occupations during the past five years and other directorships held by the Trustee.


INDEPENDENT TRUSTEES:

                                                                                     Number of
                                              Term of                                Portfolios
                                             Office and           Principal           in Fund
                           Position Held      Length of           Occupation           Complex             Other
Name (and Age) and            with the          Time           During Past Five       Overseen         Directorships
Business Address               Fund          Served(1)              Years            by Trustee      Held by Trustee
-----------------------    --------------    -----------     --------------------    -----------    -------------------
Randall C. Barnes (52)       Trustee           Trustee         Formerly, Senior            3          None
4230 Palmer Drive                              since 2005      Vice President
Naperville, Illinois                                           Treasurer
60564                                                          (1993-1997),
                                                               President,
                                                               Pizza Hut
                                                               International
                                                               (1991-1993) and
                                                               Senior Vice
                                                               President,
                                                               Strategic Planning
                                                               and New Business
                                                               Development
                                                               (1987-1990) of
                                                               PepsiCo, Inc.
                                                               (1987-1997).

Howard H. Kaplan (35)        Trustee           Trustee         Attorney with               2          None
168 N. Meramec Ave.                            since 2005      Blumenfeld, Kaplan
4th Floor                                                      & Sandweiss P.C., a
St. Louis, Missouri                                            full service law
63105                                                          firm providing
                                                               legal advice in
                                                               virtually all
                                                               aspects of
                                                               business law and
                                                               litigation.

Robert B. Karn III (62)      Trustee           Trustee         Consultant                  2          Director of
3709 Ascot Bond Court                          since 2005      (1998-present).                        Peabody Energy
Bonita Springs,                                                Previously,                            Company, GP
Florida 34135                                                  Managing Partner,                      Natural Resource
                                                               Financial and                          Partners LLC and
                                                               Economic                               Kennedy Capital
                                                               Consulting                             Management,
                                                               (1977-1998),                           Inc.
                                                               Manager
                                                               (1970-1977) and
                                                               Staff Accountant
                                                               (1965-1970) of
                                                               Arthur Andersen.

Ronald A. Nyberg (50)        Trustee           Trustee         Principal of                7          Trustee, Advent
200 East 5th Avenue                            since 2005      Ronald A. Nyberg,                      Claymore
Suite 113                                                      Ltd., a law firm                       Convertible
Naperville, Illinois                                           specializing in                        Securities and
60563                                                          corporate law,                         Income Fund, MBIA
                                                               estate planning                        Capital/Claymore
                                                               and business                           Managed Duration
                                                               transactions                           Investment Grade
                                                               (2000-present).                        Municipal Fund,
                                                               Formerly,                              Western
                                                               Executive Vice                         Asset/Claymore
                                                               President, General                     U.S.
                                                               Counsel                                Treasury
                                                               and Corporate                          Inflation
                                                               Secretary of Van                       Protected
                                                               Kampen Investment                      Securities Fund.
                                                               (1982-1999).
                                                               Director, Juvenile
                                                               Diabetes Research
                                                               Foundation,
                                                               Chicago Chapter,
                                                               and Edward
                                                               Hospital
                                                               Foundation,
                                                               Naperville, IL.
                                                               Trustee, North
                                                               Park University,
                                                               Chicago.

Ronald E. Toupin, Jr.        Trustee           Trustee         Formerly, Vice              7          Trustee, Advent
(45)                                           since 2005      President, Manager                     Claymore
117 Ashland Avenue                                             and Portfolio                          Convertible
River Forest,                                                  Manager of Nuveen                      Securities and
Illinois 60305                                                 Asset Management                       Income Fund, MBIA
                                                               (1998-1999), Vice                      Capital/Claymore
                                                               President of Nuveen                    Managed Duration
                                                               Investment Advisor                     Investment Grade
                                                               Corporation                            Municipal Fund,
                                                               (1992-1999), Vice                      Western
                                                               President and                          Asset/Claymore
                                                               Manager of Nuveen                      U.S.
                                                               Unit  Investment                       Treasury
                                                               Trusts (1991-1999)                     Inflation
                                                               and                                    Protected
                                                               Assistant Vice                         Securities Fund.
                                                               President and
                                                               Portfolio Manager
                                                               of Nuveen Unit
                                                               Investment Trusts
                                                               (1988-1999), each
                                                               of John Nuveen &
                                                               Company, Inc.
                                                               (1982-1999).


INTERESTED
TRUSTEES:
                                                                                     Number of
                                               Term of                               Funds in
                               Position      Office and            Principal           Fund
                                 Held        Length of           Occupation           Complex             Other
Name (and Age) and             with the        Time            During Past Five       Overseen         Directorships
Business Address                 Fund        Served(1)              Years            by Trustee      Held by Trustee
--------------------------    -----------    -----------     --------------------    -----------    -------------------
Nicholas Dalmaso (39)*          Trustee;       Trustee         Senior Managing             7          Trustee, Advent
2455 Corporate West Drive       Chief          since 2004      Director and                           Claymore
Lisle, Illinois 60532           Legal and                      General Counsel of                     Convertible
                                Executive                      Claymore Advisors,                     Securities and
                                Officer;                       LLC and Claymore                       Income Fund, MBIA
                                Chief                          Securities, Inc.                       Capital/Claymore
                                Compliance                     and Manager,                           Managed Duration
                                Officer                        Claymore Fund                          Investment Grade
                                                               Management                             Municipal Fund,
                                                               Company, LLC. from                     Western
                                                               2001-present.                          Asset/Claymore
                                                               Chief Legal and                        U.S. Treasury
                                                               Executive Officer                      Inflation
                                                               of Funds in the                        Protection
                                                               Fund Complex.                          Securities Fund,
                                                               Formerly,                              Flaherty &
                                                               Assistant General                      Crumrine/Claymore
                                                               Counsel, John                          Preferred
                                                               Nuveen and Company                     Securities Income
                                                               Inc. (1999-2000).                      Fund, Flaherty &
                                                               Former Vice                            Crumrine/Claymore
                                                               President and                          Total Return Fund
                                                               Associate General
                                                               Counsel of Van
                                                               Kampen
                                                               Investments, Inc.
                                                               (1992-1999).

Joseph E. Gallagher, Jr.        Trustee        Trustee         Executive Managing          2          None
(48)*                                          since 2005      Director and Chief
8112 Maryland Avenue,                                          Operating Officer
Suite 400                                                      of Fiduciary Asset
St. Louis, MO 63105                                            Management, LLC
                                                               (1994-present).
                                                               Member of the
                                                               Board of Directors
                                                               for the Delta
                                                               Gamma Center for
                                                               Children with
                                                               visual Impairments
                                                               and for the
                                                               Rossman School.
                                                               Member of the St.
                                                               Louis Chapter of
                                                               the National
                                                               Association for
                                                               Business Economics.


* Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Investment Adviser and certain of its affiliates. Mr. Gallagher is an interested person of the Fund because of his position as an officer of the Sub-Adviser.

(1) After a Trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

      - Messrs. [ ] and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

      - Messrs. [] and [ ], as Class II Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

      - Messrs. [ ] and [ ], as Class III Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.



OFFICERS:
                                                                             Principal Occupation
Name and Age                               Position                       During the Past Five Years
---------------------------          ---------------------    ----------------------------------------------------
Steven M. Hill (39)                    Chief Accounting         Managing Director of Claymore Advisors, LLC and
2455 Corporate West Drive              Officer, Chief           Claymore Securities, Inc.; Chief Financial
Lisle, IL 60532                        Financial Officer        Officer, Chief Accounting Officer and Treasurer of
                                       and Treasurer            funds in the Fund Complex. Previously, Treasurer
                                                                of Henderson Global Funds and Operations Manager
                                                                for Henderson Global Investors (NA) Inc.
                                                                (2002-2003); Managing Director, FrontPoint
                                                                Partners LLC (2001-2002); Vice President, Nuveen
                                                                Investments (1999-2001); Chief Financial Officer,
                                                                Skyline Asset Management LP, (1999); Vice
                                                                President, Van Kampen Investments and Assistant
                                                                Treasurer, Van Kampen mutual funds (1989-1999).

Heidemarie Gregoriev (33)              Secretary                Vice President and Assistant General Counsel of
2455 Corporate West Drive                                       Claymore Advisors, LLC and Claymore Securities,
Lisle, IL 60532                                                 Inc.; Secretary of funds in the Fund Complex.
                                                                Previously, Legal Counsel for Henderson Global
                                                                Investors N/A Inc. (2001-2004), Associate of
                                                                Gardner, Carton & Douglas LLP (1997-2001).

Jim Howley (32)                        Assistant Treasurer      Vice President, Fund Administration of Claymore
2455 Corporate West Drive                                       Securities, Inc. (2004-present). Previously,
Lisle, IL 60532                                                 Manager, Mutual Fund Administration of Van Kampen
                                                                Investments, Inc.

Richard Sarhaddi (30)                  Assistant Secretary      Assistant Vice President of Claymore Advisors, LLC
2455 Corporate West Drive                                       and Claymore Securities, Inc.; Assistant Secretary
Lisle, IL 60532                                                 of funds in the Fund Complex. Previously, Editor,
                                                                CCH Incorporated.

         Messrs. Barnes, Kaplan, Karn, Nyberg and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Barnes, Kaplan, Karn, Nyberg and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

         Messrs. Dalmaso and Gallagher serve on the Fund's Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees

Remuneration Of Trustees And Officers

         The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Sub-Adviser or their respective affiliates a fee of $15,000 per year plus $1,000 per Board meeting participated in and $500 per committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings. The Fund pays an additional $2,000 per year to the chairperson of the Board of Trustees, if any, and $1,000 to each Trustee serving as chairperson of any committee of the Board of Trustees.

         Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended November 30, 2004. Officers who are employed by the Investment Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2005.


                                                                                            Total
                             Aggregate            Pension or                          Compensation from
                             Estimated       Retirement Benefits   Estimated Annual   the Fund and Fund
                            Compensation      Accrued as Part of     Benefits Upon         Complex
Name(1)                    from the Fund       Fund Expenses(2)      Retirement(2)     Paid to Trustee
-------                    -------------       ----------------      -------------     ---------------
Randall C. Barnes             $21,000                None                None                [ ]
Howard H. Kaplan              $21,000                None                None                [ ]
Robert B. Karn III            $21,000                None                None                [ ]
Ronald A. Nyberg              $21,000                None                None                [ ]
Ronald E. Toupin, Jr.         $21,000                None                None                [ ]

    (1) Trustees not entitled to compensation are not included in the table.

    (2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.


Share Ownership

         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amounts specified below.

                                                                          Aggregate Dollar Range
                                                                         of Equity Securities in
                                                                        All Registered Investment
                                        Dollar Range of              Companies Overseen by Trustee in
Name                             Equity Securities in the Fund        Family of Investment Companies
----                             -----------------------------        ------------------------------
Independent Trustees:
Randall C. Barnes                            None                                  None
Howard H. Kaplan                             None                                  None
Robert B. Karn III                           None                                  None
Ronald A. Nyberg                             None                                  None
Ronald E. Toupin Jr.                         None                                  None
Interested Trustees:
Nicholas Dalmaso                             None                                  None
Joseph E. Gallagher, Jr.                     None                                  None



Indemnification of Officers and Trustees; Limitations on Liability

         The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

The Advisory Agreement

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser is a registered investment adviser.

         Under the terms of the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average daily Managed Assets.

         Pursuant to its terms, the Advisory Agreement will remain in effect until [ ], 2006, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

The Sub-Advisory Agreement

         Fiduciary Asset Management, LLC, acts as the Fund's sub-adviser (the "Sub-Adviser") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Investment Adviser and the Sub-Adviser. The Sub-Adviser is a is a Missouri limited liability company with principal offices at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105. The Sub-Adviser is a registered investment adviser.

         Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

         The Sub-Advisory Agreement continues until [ ], 2006 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

         As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Fiduciary" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as a sub-advisor to the Fund, the Fund will change its name to one not including "Fiduciary."

Approval of the Advisory Agreement

         In approving the Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Adviser. The Board of Trustees, including the non-interested Trustees, met with representatives of the Adviser and the Sub-Adviser, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. The Board of Trustees discussed with representatives of the Adviser the history and current operations of the Adviser, the background, experience and expertise of various key personnel of the Adviser, the responsibilities of the Adviser, including investment advisory oversight, tax accounting, compliance and filings and dividend management, and the experience and abilities of the Adviser with regard to each of its responsibilities.

         The Board of Trustees reviewed the experience of the Adviser as investment adviser to other closed-end investment companies and its affiliated entity's experience as a shareholder servicing agent to various closed-end investment companies. In this review, the Board of Trustees received the Adviser's Form ADV, latest financial information and current organizational chart. As part of its analysis of the Adviser, the Board of Trustees also considered the personnel of the Adviser who will be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management team of the Sub-Adviser. Particularly in light of the services to be provided and the previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Adviser's personnel are well qualified to serve the Fund in the functions proposed. Prior to approving the proposed investment advisory fee, the Board of Trustees reviewed and discussed with the Adviser materials prepared and distributed in advance by the Adviser regarding the comparability of the proposed investment advisory fee with the fees of similar investment companies. The Board of Trustees considered the advisory fees of each of the four other closed-end funds with strategies similar to the Fund's. The mean gross stated advisory fee for this group was 0.975%. The median stated gross advisory fee for this group was 1.00% The Board of Trustees was also presented with information regarding advisory fees--net of fee waivers for these funds. The mean advisory fee--net of fee waivers was 0.90% and the median advisory fee net of fee waivers was 1.00%. The Board of Trustees also considered the details of and possible rationales for the fee waiver in place for the one comparable fund that for which advisory fees are currently being waived.

         In addition, the Board of Trustees received information regarding the other expenses, total expense ratios and inception dates for the three comparable funds. The mean total expense ratio for the funds was 1.168% (1.210% net of fee waivers) and the median total expense ratio for the funds was 1.210% (1.210% net of fee waivers). The Board considered this information in comparison with the proposed estimated total expense ratio for the Fund of 1.25%. The Board of Trustees, after reviewing the totality of the information presented, including the services to be provided, the investment advisory oversight role of the Adviser, its compliance oversight and monitoring of the Fund's portfolio, economies of scale, support of the Adviser's parent entity, comparable fees and total expense ratios, concluded that the proposed total investment advisory fee of 1.00% (of which 0.50% will be paid to the Sub-Adviser by the Adviser pursuant to the Sub-Advisory Agreement) is fair and reasonable for the Fund and that the Advisory Agreement is in the best interests of the Fund and its shareholders.

         The Trustees who are not interested persons of the Adviser or the Sub-Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Advisory Agreement, the non-interested Trustees discussed the proposed total investment advisory fee, the proposed allocation of that fee among the Adviser and the Sub-Adviser, the services to be provided by the Investment Adviser, the personnel and experience of the Adviser, oversight responsibilities of the Adviser and the Adviser's efforts to support the Fund. Based on this review, the non-interested Trustees also concluded that the proposed investment advisory fee is fair and reasonable for the Fund and that the Advisory Agreement is in the best interests of the Fund and its shareholders.

Approval of the Sub-Advisory Agreement

         In approving the Sub-Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Sub-Adviser. The Board of Trustees, including the non-interested Trustees, met with representatives of the Adviser and the Sub- Adviser, who described the Fund's investment objectives and policies and discussed the Fund's target portfolio, as described in the Prospectus. Mohammed Riad, the Fund's portfolio manager, discussed with the Board of Trustees his background and experience and the background and experience of the Sub-Adviser generally, focusing on both general investment experience and experience with the specific investment strategies to be utilized by the Fund. Mr. Riad, as leader of the portfolio management team, will be primarily responsible, with assistance of members of the team, for implementation of the Fund's investment strategy. The Board considered the fact that the Sub-Adviser advises three other closed-end funds, including one fund with investment objectives and policies similar to those of the Fund and the history and current operations of the Sub-Adviser. Particularly in light of the services to be provided and previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Sub-Adviser's personnel and portfolio management team are well qualified to serve the Fund in the proposed function.

         In evaluating the fees to be paid by the Fund to the Sub-Adviser, the Board of Trustees received the Form ADV of the Sub-Adviser. The Board of Trustees also considered information regarding investment advisory fees paid by and total expense ratios of three closed-end investment companies with strategies similar to that of the Fund, as discussed above. Each of the four comparable funds employs a sub-adviser, with sub-advisory fees ranging from 0.235% to 0.50%. The Board of Trustees, after reviewing the totality of the information presented including the services to be provided, applicable economies of scale, comparable fees and total expense ratios, concluded that the proposed sub-advisory fee of 0.50% to be paid to the Sub-Adviser by the Adviser pursuant to the Sub-Advisory Agreement is fair and reasonable for the Fund and that the Sub- Advisory Agreement is in the best interests of the Fund and its shareholders.

         The Trustees who are not interested persons of the Adviser or the Sub-Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Sub-Advisory Agreement, the noninterested Trustees discussed the allocation of the proposed total investment advisory fee between the Adviser and the Sub-Adviser, the services to be provided by the Sub-Adviser and the personnel and experience of the Sub-Adviser. The Board of Trustees, including the non-interested Trustees, after reviewing the totality of the information presented, including the services to be provided, the day-to-day management of the Fund's portfolio, the implementation of the Fund's investment strategy, the experience and philosophy of the Sub-Adviser, applicability of economies of scale, comparable fees (including sub-advisory fees) and total expense ratios, concluded that approving the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on this review, the non-interested Trustees also concluded that the proposed investment management fee is fair and reasonable for the Fund and that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                              PORTFOLIO TURNOVER

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. [The Fund anticipates that its annual portfolio turnover rate will be less than 100%.]

                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. This discussion assumes you are a U.S. person and that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning large positions in the Fund).

         THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Common Shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

         The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

         The Code contains special "straddle" rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

         The Fund expects that some of the call options it writes on portfolio securities will be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code.

         If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the Common Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of Common Shareholders."

         If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the Common Shareholders.

Taxation of Common Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder's gross income.

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income for the Common Shareholders.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Common Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                              GENERAL INFORMATION

Book-Entry-Only Issuance

         The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Policy and Procedures and Proxy Voting Record

         The Fund's Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 851-0264. The information is also available on the SEC's web site at www.sec.gov.

Counsel and Independent Registered Public Accounting Firm

         Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

         [ ] are the independent registered public accounting firm of the Fund and will annually render an opinion on the financial statements of the Fund.

Code of Ethics

         The Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser, Claymore Securities, Inc. and their affiliates, as applicable. The codes of ethics of the Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                                                     Appendix A

                            RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION
-----------------------------

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA               Debt rated "AAA" has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

_____________________

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa                Bonds are judged to be of high quality by all standards.
                  Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba, B, Caa, Ca, and C

         Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1      This designation denotes best quality. There is present
                  strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection
                  commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -    Leading market positions in well-established industries.

         -    High rates of return on Funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                                                                     Appendix B

                            Proxy Voting Procedures



                            [TO COME BY AMENDMENT]

            Report Of Independent Registered Public Accounting Firm

                            [TO COME BY AMENDMENT]

                       Financial Statements for the Fund

                            [TO COME BY AMENDMENT]

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(1)      Financial Statements

         Part A

         Report of Independent Registered Public Accounting Firm(+)

         Part B

         Statement of Assets and Liabilities(+)

(2)      Exhibits

         (a)  Agreement and Declaration of Trust of Registrant(+)
         (b)  By-Laws of Registrant(+)
         (c)  Not applicable
         (d)  Form of Specimen Share Certificate(+)
         (e)  Dividend Reinvestment Plan of Registrant(+)
         (f)  Not applicable
         (g) (i) Form of Advisory Agreement between Registrant and Claymore Advisors, LLC (the "Investment Adviser")(+)
             (ii) Form of Sub-Advisory Agreement among Registrant, Claymore Advisors, LLC and Fiduciary Asset Management, LLC
                   (the "Sub-Adviser")(+)
         (h)  (i)  Form of Underwriting Agreement(+)
             (ii)  Form of Corporate Finance Services and Consulting
                   Agreement(+)
            (iii)  Form of Additional Compensation Agreement(+)
             (iv)  Form of Master Dealers Agreement (+)
              (v)  Form of Master Agreement Among Underwriters(+)
         (i)  Not applicable
         (j)  Form of Custody Agreement(+)
         (k)   (i) Form of Stock Transfer Agency Agreement(+)
              (ii) Form of Fund Accounting Agreement(+)
             (iii) Form of Administration Agreement (+)
         (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(+)
         (m)  Not applicable
         (n)  Consent of Independent Registered Public Accounting Firm(+)
         (o)  Not applicable
         (p)  Form of Initial Subscription Agreement(+)
         (q)  Not applicable
         (r)   (i)  Code of Ethics of the Registrant, the Investment Adviser
                    and Claymore Securities, Inc.(+)
              (ii)  Code of Ethics of the Sub-Adviser(+)
         (s)  Power of Attorney(*)

____________
         (*)    Filed Herewith.

         (+)    To be filed by further amendment.

Item 25. Marketing Arrangements

         Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee                                            [  ]
SEC Registration fees                                       [  ]
Printing/engraving expenses                                 [  ]
Accounting fees                                             [  ]
Legal fees                                                  [  ]
NASD fee                                                    [  ]
Miscellaneous                                               [  ]
         Total                                              [  ]

Item 27. Persons Controlled by or Under Common Control with Registrant

         None

Item 28.

                                                          NUMBER OF RECORD
          TITLE OF CLASS                            SHAREHOLDERS AS OF [ ], 2005
          --------------                            ----------------------------

Common shares of beneficial interest,
par value $0.01 per share                                      [ ]


Item 29. Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

                  5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

                  Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                  5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this
         Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below. (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled. (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

                  5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

                  5.4 NO DUTY OF INVESTIGATION; NOTICE IN FUND INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

                  5.5 RELIANCE ON EXPERTS. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


Item 30. Business and Other Connections of the Investment Adviser and the Sub-Adviser

         The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

         The Sub-Adviser, a limited liability company organized under the laws of Missouri, acts as sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-46751).

Item 31.    Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Sub-Adviser at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, in part at the offices of the Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street, New York, New York 10216.

Item 32.    Management Services

         Not applicable.

Item 33.    Undertakings

         1. Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

         Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  Signatures


         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Lisle,

State of Illinois, on the 8th day of March, 2005.



                                             By:    /s/ Nicholas Dalmaso
                                                    --------------------
                                                    Nicholas Dalmaso
                                                    Trustee


         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 8th day of March, 2005.


Principal Executive Officer:

/s/ Nicholas Dalmaso                                 Trustee, President and
-------------------------------------                Chief Leal and Executive
Nicholas Dalmaso                                     Officer


Principal Financial Officer:

/s/ Steven M. Hill*                                  Chief Financial Officer,
-------------------------------------                Chief Accounting Officer
Steven M. Hill                                       and Treasurer


Trustees:

/s/ Randall C. Barnes*                               Trustee
-------------------------------------
Randall C. Barnes


/s/ Joseph E. Gallagher, Jr.*                        Trustee
-------------------------------------
Joseph E. Gallagher, Jr.


/s/ Howard H. Kaplan*                                Trustee
-------------------------------------
Howard H. Kaplan


/s/ Robert B. Karn*                                  Trustee
-------------------------------------
Robert B. Karn


/s/ Ronald A. Nyberg*                                Trustee
-------------------------------------
Ronald A. Nyberg


/s/ Ronald E. Toupin, Jr.*                           Trustee
-------------------------------------
Ronald E. Toupin Jr.

* Signed by Nicholas Dalmaso pursuant to a power of attorney filed herewith.